EXHIBIT 99.2

Regency Centers Corporation

June 30, 2009

Supplemental Information

Investor Relations

Diane Ortolano

One Independent Drive, Suite 114

Jacksonville, FL 32202

904-598-7727

About Regency

Regency Centers Corporation is the leading national owner, operator, and developer of grocery-anchored and community shopping centers. At June 30, 2009, Regency’s total market capitalization was $5.2 billion.

As of June 30, 2009, the Company owned 409 shopping centers and single tenant properties, including those held in co-investment partnerships. Total gross leasable area (GLA) under management, including tenant-owned square footage was 54.7 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

Regency’s portfolio is distinguished by attractive demographics and strong retailers. The average household income in the trade area of Regency’s centers is over $90,000, nearly 30% higher than the national average. Regency’s quality portfolio is anchored by dominant grocers such as Kroger and Publix, as well as leading national retailers such as Target, which drive traffic into our centers. In addition, 78% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are fundamentally differentiating factors for Regency. Premier Customer Initiative (PCI) is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. For the past nine years, this combination of compelling demographics and quality tenants has produced occupancy rates of approximately 95% and average net operating income (NOI) growth of 3% per year.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has developed 194 shopping centers, including those currently in-process, representing an investment at completion of $3.0 billion. At the end of the second quarter of 2009, Regency had 43 projects under development for an estimated total investment at completion of $868.0 million. These in-process developments are 85% funded and 86% leased and committed, including tenant-owned square footage.

Regency employs a self-funding capital strategy to fund its growth. The culling of non-strategic assets and our industry-leading co-investment partnership program are integral components of this strategy. Our co-investment partners provide an embedded market for our developments and acquisitions, enabling Regency to generate a growing stream of third-party revenue while profitably growing the portfolio. In the past eight years, capital recycling and co-investment partnerships have enabled Regency to cost effectively fund over $9.0 billion in investments.

Regency has centers located in the top markets in the country and has 21 offices nationwide. The Company is listed on the New York Stock Exchange, traded under the symbol REG, and is included in the S&P MidCap 400 Index. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

Table of Contents

June 30, 2009

Highlights	1

Summary Information:

Definitions	2

Summary Financial Information	3

Summary Real Estate Information	4

Financial Information:

Consolidated Balance Sheets	5

Consolidated Statements of Operations (FFO format)	6

FFO and Other Information	7

Consolidated Statements of Operations (GAAP basis)	8

Summary of Consolidated Debt	9-10

Summary of Preferred Units and Stock	11

Investment Activity:

Acquisitions, Dispositions and Development Sales	12-14

Development Information	15-17

Co-investment Partnerships:

Unconsolidated Investments	18

Unconsolidated Balance Sheets	19-20

Unconsolidated Statements of Operations	21-22

Summary of Unconsolidated Debt	23

Real Estate Information:

Leasing Statistics	24-25

Average Base Rent by State	26-27

Portfolio Summary Report by Region	28-34

Significant Tenant Rents	35-36

Lease Expiration Schedule	37-38

Forward-Looking Information:

Earnings and Valuation Guidance	39

Reconciliation of FFO to Net Income	40

Highlights

June 30, 2009

Operating Results

(Wholly owned and Regency’s pro-rata share of co-investment partnerships)

For the quarter ended June 30, 2009, same property NOI declined 10.6%. Operating properties were 93.0% leased. Rental lease spreads declined 3.8%.

For the six months ended June 30, 2009, same property NOI declined 6.3%. Operating properties were 93.0% leased. Rental lease spreads declined 1.6%.

Operating Results

(Wholly owned and 100% of co-investment partnerships)

For the quarter ended June 30, 2009, same property NOI declined 10.2%. Operating properties were 93.3% leased. Rental lease spreads declined 1.7%.

For the six months ended June 30, 2009, same property NOI declined 6.0%. Operating properties were 93.3% leased. Rental lease spreads declined 0.6%.

During the quarter, 1.3 million square feet of GLA was renewed or newly leased through 392 leasing transactions.

For the six months ended June 30, 2009, 2.4 million square feet of GLA was renewed or newly leased through 739 leasing transactions.

Financial Results

Funds From Operations for the quarter was $19.2 million, or $0.24 per diluted share. Net loss attributable to common stockholders for the quarter was $17.2 million, or $0.23 per diluted share.

Development Activity

At quarter end, Regency had 43 projects in process for an estimated net development cost of $868.0 million and an expected return of 7.9%.

For more information on this development activity, please see page 15.

Acquisition & Disposition Activity

During the second quarter, there were no acquisitions and dispositions.

For more information on these acquisitions & dispositions, please see pages 12-14.

Definitions

June 30, 2009

Development Properties: Properties that Regency acquires and develops, including partially operating properties specifically acquired for redevelopment, and upon sale includes related gains in its calculation of FFO. Once development properties become operating properties, related gains are no longer included in FFO unless it is owned by Regency’s taxable REIT subsidiary (TRS) and developed for the purpose of resale. A property is no longer considered a development property after the end of the third calendar year following stabilization of rent paying occupancy.

Funds From Operations (FFO): FFO is a supplemental earnings measure defined by the National Association of Real Estate Investment Trusts (NAREIT) as net income attributable to common stockholders (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. NAREIT developed FFO as a supplement to net income and as a measure of recurring operating performance for real estate companies (April 2002). NAREIT also clarified that FFO should include the results of discontinued operations, non-recurring amounts (loss impairments, for example) except for those classified as extraordinary under GAAP, and could include certain gains and losses from the sale of undepreciated property with adequate disclosure. Regency includes gains from the sale of land or land it develops (Development Properties) in its calculation of FFO because it considers those items to be significant recurring operating amounts included in its financial results. To the extent that development sales to co-investment partnerships are impacted by the Restricted Gain Method, Regency adds back the additional gain deferral except for that amount of the ownership it has retained in the development sold.

Summary Financial Information

June 30, 2009

Financial Results	Three Months Ended		Year to Date
	2009	2008	2009	2008
Net income attributable to common stockholders	$(17,179,989)	$31,865,866	$2,382,988	$58,585,366
Basic EPS	$(0.23)	$0.45	$0.03	$0.83
Diluted EPS	$(0.23)	$0.45	$0.03	$0.83
Diluted EPS per share growth rate	-151.1%		-96.4%

Funds from Operations for common stockholders	$19,190,085	$68,301,742	$74,170,970	$129,488,394
FFO per share – Basic	$0.25	$0.98	$1.00	$1.85
FFO per share – Diluted	$0.24	$0.97	$1.00	$1.84
Diluted FFO per share growth rate	-75.3%		-45.7%

Dividends paid per share and unit	$0.463	$0.725	$1.188	$1.450
Payout ratio of Diluted FFO per share	192.7%	74.7%	118.8%	78.8%

Interest Coverage Ratios
Interest only	2.6	3.0	2.7	3.0
Capitalized interest	$5,559,296	$9,451,159	$11,917,977	$18,838,062
Fixed Charge (Regency only)	2.12	2.5	2.2	2.4
Fixed Charge (with pro-rata share of partnerships)	1.93	2.2	2.0	2.2

Capital Information	6/30/09	YTD Change	12/31/08	12/31/07
Closing common stock price per share	$34.91	$(11.79)	$46.70	$64.49
Shareholder Return (assumes no reinvestment of dividends)	-22.7%

Common Shares and Equivalents Outstanding	80,510,062	10,005,181	70,504,881	70,112,248

Market equity value of Common and Convertible shares	$2,810,606	$(481,972)	$3,292,578	$4,521,539
Non-Convertible Preferred Units and shares	325,000	—	325,000	325,000
Outstanding debt (000’s)	$2,069,121	$(66,451)	$2,135,571	$2,007,975
Total market capitalization (000’s)	$5,204,727	$(548,422)	$5,753,149	$6,854,514
Debt to Total Market Capitalization	39.8%	2.6%	37.1%	29.3%

Total real estate at cost before depreciation (000’s)	$4,527,992	$102,096	$4,425,896	$4,367,191
Total assets at cost before depreciation (000’s)	$4,864,104	$167,134	$4,696,971	$4,612,271
Debt to Total Assets before Depreciation	42.5%	-2.9%	45.5%	43.5%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	80,041,851	10,005,181	70,036,670	69,638,637
Exchangeable O.P. Units held by noncontrolling interests	468,211	—	468,211	473,611

Total Common Shares and Equivalents	80,510,062	10,005,181	70,504,881	70,112,248

Summary Real Estate Information

June 30, 2009

Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

	6/30/09	3/31/09	6/30/08	3/31/08
Gross Leasable Area (GLA)	29,444,233	29,709,825	31,767,020	32,010,861
GLA including anchor-owned stores	35,718,793	36,122,324	37,827,268	38,081,655

% leased – Operating and development properties	90.7%	90.6%	89.8%	89.7%
% leased – Operating properties only	93.0%	93.3%	94.6%	94.9%
% leased – Same store properties only	93.2%	93.5%	94.6%	94.8%
Average % leased – Same store properties only	93.4%	93.6%	94.8%	94.8%

Rental rate growth – YTD (1)	-1.6%	0.9%	10.8%	12.6%
Same property NOI growth – YTD	-6.3%	-2.0%	2.6%	3.1%
Same property NOI growth without termination fees – YTD	-6.4%	-2.2%	2.8%	3.4%
Same property NOI growth without provision for doubtful accounts – YTD	-3.0%	-1.8%	2.6%	3.1%

Wholly Owned and 100% of Co-investment Partnerships

	6/30/09	3/31/09	6/30/08	3/31/08
Gross Leasable Area (GLA)	46,267,519	46,786,906	50,673,749	51,292,840
GLA including anchor-owned stores	54,682,877	55,340,204	58,860,516	59,526,928
GLA under development	3,926,433	4,449,212	4,977,702	5,071,732

Number of retail shopping centers	409	413	443	450
Number of centers under development (excluding expansions)	41	45	45	45
Number of grocery-anchored shopping centers	330	330	358	360

% leased – Operating and development properties	91.8%	91.8%	92.1%	91.8%
% leased – Operating properties only	93.3%	93.6%	95.2%	95.1%
% leased – Same store properties only	93.4%	93.7%	95.1%	95.0%
Average % leased – Same store properties only	93.7%	93.9%	95.0%	94.9%

Rental rate growth – YTD (1)	-0.6%	0.7%	10.7%	11.9%
Same property NOI growth – YTD	-6.0%	-1.7%	2.9%	2.4%
Same property NOI growth without termination fees – YTD	-6.2%	-2.1%	3.4%	3.1%
Same property NOI growth without provision for doubtful accounts – YTD	-3.4%	-1.6%	2.9%	2.4%
(1)	Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets

June 30, 2009 and December 31, 2008 and 2007

Assets	2009	2008	2007
Real estate investments at cost:
Operating properties	$3,101,042,068	2,897,155,188	3,059,355,894
Properties in development	1,051,513,798	1,078,885,554	905,929,461

	4,152,555,866	3,976,040,742	3,965,285,355
Operating properties held for sale	37,329,391	66,446,995	—
Less: accumulated depreciation	607,944,304	554,595,228	497,498,468

	3,581,940,953	3,487,892,509	3,467,786,887
Investments in real estate partnerships	338,106,506	383,407,938	401,906,064

Net real estate investments	3,920,047,459	3,871,300,447	3,869,692,951

Cash and cash equivalents	126,791,658	21,533,019	18,667,717
Notes receivable	27,988,063	31,438,066	44,542,740
Tenant receivables, net of allowance for uncollectible accounts	69,076,112	103,796,509	75,440,980
Deferred costs, less accumulated amortization	56,200,611	57,476,785	52,784,152
Acquired lease intangible assets, net	11,408,165	12,902,821	17,228,065
Other assets	44,647,917	43,927,668	36,416,422

Total assets	$4,256,159,985	4,142,375,315	4,114,773,027

Liabilities and Equity
Liabilities:
Notes payable	$1,841,453,900	1,837,904,495	1,799,974,913
Unsecured credit facilities	227,666,667	297,666,667	208,000,000

Total notes payable	2,069,120,567	2,135,571,162	2,007,974,913

Tenants’ security and escrow deposits	11,096,839	11,571,209	11,436,472
Acquired lease intangible liabilities, net	6,873,737	7,864,832	10,353,746
Derivative instruments, at fair value	27,577,325	83,690,668	9,836,422
Accounts payable and other liabilities	113,005,911	141,395,128	154,642,385

Total liabilities	2,227,674,379	2,380,092,999	2,194,243,938

Equity:
Stockholder’s Equity:
Preferred stock	275,000,000	275,000,000	275,000,000
Common stock, $.01 par	857,034	756,349	751,687
Additional paid in capital, net of treasury stock	1,980,937,168	1,666,849,877	1,654,866,575
Accumulated other comprehensive (loss) income	(54,399,076)	(91,464,881)	(18,916,000)
Distributions in excess of net income	(240,417,080)	(155,056,788)	(68,935,219)

Total stockholders’ equity	1,961,978,046	1,696,084,557	1,842,767,043

Noncontrolling Interests:
Preferred units	49,157,977	49,157,977	49,157,977
Exchangeable operating partnership units	8,298,313	9,059,922	10,211,917
Limited partners’ interest in consolidated partnerships	9,051,270	7,979,860	18,392,152

Total noncontrolling interests	66,507,560	66,197,759	77,762,046

Total equity	2,028,485,606	1,762,282,316	1,920,529,089

Total liabilities and equity	$4,256,159,985	4,142,375,315	4,114,773,027

Ratios	2009	2008	2007
Debt to real estate assets, before depreciation	45.7%	48.3%	46.0%
Debt to total assets, before depreciation	42.5%	45.5%	43.5%
Debt to total assets, before depreciation and including prorata share of JV’s (note a)	47.1%	50.0%	48.9%
Debt + preferred to total assets, before deprec. and incl. prorata share of JV’s	52.8%	55.8%	54.8%
Unsecured assets to total real estate assets (wholly owned only)	86.5%	87.5%	87.5%
Unsecured NOI to total NOI (wholly owned only)	85.0%	86.8%	87.5%
(a)	debt ratio would be 45.8% if current cash balances were used to reduce outstanding debt

Consolidated Statements of Operations

For the Periods Ended June 30, 2009 and 2008

(Asset sales not separated as discontinued operations as required by GAAP—See Form 10Q and Form 10K)

	Three Months Ended		Year to Date
	2009	2008	2009	2008
Real Estate Revenues:
Minimum rent	$87,272,112	87,904,149	$175,318,006	173,513,277
Percentage rent	307,493	281,130	1,007,478	1,081,153
Recoveries from tenants	21,324,352	21,879,642	44,982,639	44,421,321
Termination Fees	742,326	990,615	1,030,169	1,250,892
Other income	1,298,127	1,221,936	2,827,802	3,184,195

	110,944,410	112,277,472	225,166,094	223,450,838

Real Estate Operating Expenses:
Operating and maintenance	15,696,998	15,206,633	31,895,885	30,730,286
Provision for doubtful accounts	4,768,519	74,420	5,269,048	74,420
Real estate taxes	14,360,975	12,414,738	28,941,666	25,346,469

	34,826,492	27,695,791	66,106,599	56,151,175

Net Operating Income	76,117,918	84,581,681	159,059,495	167,299,663

Fees, Development and Outparcel Gains:
Asset management fees	2,043,820	2,917,577	4,642,480	5,814,761
Property management fees	3,674,781	3,921,235	7,615,035	8,150,128
Transaction and other fees	441,432	4,312,716	1,053,181	4,880,081
Leasing commissions	738,163	814,307	1,344,142	1,567,726
Development gains	18,675	4,479,419	3,986,520	4,479,419
Gain on sale of outparcels	—	—	—	2,934,147
Dead deal costs	(148,384)	(384,337)	(298,140)	(758,655)
Provision for income tax (expense)	—	562,444	240,943	490,494

	6,768,487	16,623,361	18,584,161	27,558,101

Other Operating Expense (Income):
General and administrative	9,292,269	13,152,776	25,176,596	27,275,735
Franchise taxes	780,914	713,431	1,109,463	1,063,814
Depreciation and amortization (including FF&E)	29,876,654	27,031,746	57,958,983	52,553,921
Interest expense, net	25,639,609	23,452,580	52,157,871	45,990,159
(Gain) loss on sale of operating properties including taxes	—	(210,611)	132,657	(210,611)
Deferred gains under the Restricted Gain Method	—	—	—	—
Provision for impairment - wholly owned properties	2,369,217	—	2,369,217	716,000

	67,958,663	64,139,922	138,904,787	127,389,018

Equity in Income (Loss) of Unconsolidated Partnerships:
Operating income (loss) including development gains	(1,316,345)	1,291,212	(640,219)	2,920,048
Gain (loss) on sale of operating properties	666	(169,071)	1,226,317	837,356
Provision for impairment - JV properties	(24,897,378)	—	(24,897,378)	—

	(26,213,057)	1,122,141	(24,311,280)	3,757,404

Net Income (Loss)	(11,285,315)	38,187,261	14,427,589	71,226,150
Noncontrolling Interests:
Preferred units	931,248	931,248	1,862,496	1,862,496
Exchangeable operating partnership units	(92,204)	246,150	71,491	458,997
Limited partners’ interest in consolidated partnerships	136,839	225,206	273,032	481,709

Net Income Attributable to Noncontrolling Interests	975,883	1,402,604	2,207,019	2,803,202

Net Income (Loss) Attributable to Controlling Interests	(12,261,198)	36,784,657	12,220,570	68,422,948
Preferred Stock Dividends	4,918,791	4,918,791	9,837,582	9,837,582

Net Income (Loss) Attributable to Common Stockholders	$(17,179,989)	31,865,866	$2,382,988	58,585,366

These Consolidated Statements of Operations are not accordance with GAAP because they do not reflect discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The Company believes that the presentation is useful to readers of this report who wish to understand the Company’s operations without reclassifying sales of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

Funds From Operations (FFO) and Other Information

For the Periods Ended June 30, 2009 and 2008

	Three Months Ended		Year to Date
	2009	2008	2009	2008
Reconciliation of Net income (loss) to Funds from Operations

Net income (loss) attributable to common stockholders	$(17,179,989)	31,865,866	$2,382,988	58,585,366
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization – consolidated real estate	23,612,708	22,468,282	46,966,517	43,856,709
Depreciation and amortization – unconsolidated partnerships	9,208,289	10,373,693	18,718,834	21,229,351
Consolidated JV partners’ share of depreciation	(133,684)	(133,894)	(273,331)	(264,100)
Amortization of leasing commissions and intangibles	3,775,632	3,523,185	7,398,132	6,670,038
(Gain) on sale of operating properties, including JV’s	(667)	(41,540)	(1,093,661)	(1,047,967)
Gain deferrals under the Restricted Gain Method	0	0	0	0
Noncontrolling interest of exchangeable partnership units	(92,204)	246,150	71,491	458,997

Funds From Operations	$19,190,085	68,301,742	$74,170,970	129,488,394

FFO Per Share Reconciliation (Diluted):

Net income (loss) attributable to common stockholders	$(0.23)	0.45	$0.03	0.83
Adjustments to reconcile to Funds from Operations per share:
Depreciation and amortization – consolidated real estate	0.29	0.32	0.63	0.62
Depreciation and amortization – unconsolidated partnerships	0.13	0.15	0.25	0.30
Amortization of leasing commissions and intangibles	0.05	0.05	0.10	0.09
(Gain) on sale of operating properties	—	—	(0.01)	(0.01)
Noncontrolling interest of exchangeable partnership units	—	—	—	0.01

Funds From Operations	$0.24	0.97	$1.00	1.84

Additional Disclosures:

Straight-line rental income, net of reserve	$(405,137)	1,537,711	$874,348	3,028,127
Above- and below- market rent amortization	458,374	781,586	939,560	1,329,624
Pro-rata share of JV straight-line rental income, net	(83,422)	(251,905)	174,038	167,160
Pro-rata share of JV above- and below- mkt rent amortization	604,681	528,085	1,154,266	1,298,659
FFO impairment losses including pro-rata share of JV’s	28,688,927	—	28,688,927	716,000
Debt premium amortization income	31,966	73,042	63,932	146,085
Stock based compensation expense (reversal)	1,859,723	2,786,145	3,391,490	5,570,985
Capitalized direct leasing compensation costs	3,003,171	3,653,497	6,006,342	7,293,811
Capitalized direct development compensation costs (reversal)	3,364,177	10,418,427	5,435,381	20,405,940
Fees earned from 3rd parties as reported for GAAP	6,898,196	11,965,835	14,654,838	20,412,696
Fees earned from 3rd parties, excluding REG owned portion	5,799,016	10,636,048	12,414,581	17,693,561

Components of same property NOI (wholly owned and Regency’s pro-rata share of co-investment partnerships):

Revenues	$114,290,910	118,186,908	$232,252,373	236,316,151
Expenses	35,762,646	30,281,654	68,374,180	61,361,312

Same property NOI	$79,028,793	87,905,253	$163,878,193	174,954,839

Capital Expenditures (non-revenue enhancing only):

Leasing commissions – consolidated properties	$1,692,015	883,155	$3,953,576	3,256,175
Tenant improvements – consolidated properties	1,482,177	1,019,675	2,316,042	2,239,862
Building improvements – consolidated properties	1,508,219	2,526,291	2,550,814	3,867,587
Pro-rata share of unconsolidated leasing commissions	529,822	453,334	871,542	850,145
Pro-rata share of unconsolidated tenant improvements	175,443	195,650	392,120	363,335
Pro-rata share of unconsolidated building improvements	350,467	665,778	484,185	1,090,319

Note: See the definition of Funds from Operations included on page 2 of this supplemental report.

Consolidated Statements of Operations (GAAP Basis)

For the Periods Ended June 30, 2009 and 2008

	Three Months Ended		Year to Date
	2009	2008	2009	2008
Revenues:
Minimum rent	$86,340,732	84,906,243	$173,407,313	167,941,278
Percentage rent	307,493	281,130	1,007,478	1,081,153
Recoveries from tenants and other income	22,914,554	23,767,074	48,286,317	47,916,637
Management fees and commissions	6,898,196	11,965,835	14,654,838	20,412,696

Total revenues	116,460,975	120,920,282	237,355,946	237,351,764

Operating Expenses:
Depreciation and amortization	29,843,001	26,294,127	57,925,330	51,028,528
Operating and maintenance	15,547,186	14,525,700	31,560,349	29,353,258
General and administrative	9,292,269	13,152,776	25,176,596	27,275,735
Real estate taxes	14,158,309	12,072,961	28,461,058	24,501,041
Provision for doubtful accounts	4,768,519	52,995	5,269,048	47,839
Other operating expense	929,298	669,411	1,217,535	1,466,062

Total operating expenses	74,538,581	66,767,969	149,609,916	133,672,463

Other Expense (Income):
Interest expense, net of interest income	25,639,609	23,452,580	52,157,871	45,990,159
Gain on sale of properties	—	—	—	(2,934,147)
Provision for impairment	2,369,217	—	2,369,217	716,000

Total other expense (income)	28,008,826	23,452,580	54,527,088	43,772,012

Income before equity in income of investments in real estate partnerships	13,913,567	30,699,733	33,218,942	59,907,290

Equity in income (loss) of investments in real estate partnerships	(26,213,057)	1,122,141	(24,311,280)	3,757,404

Income (loss) from continuing operations	(12,299,490)	31,821,874	8,907,662	63,664,694

Discontinued Operations, net:
Operating income from discontinued operations	995,500	1,573,336	1,615,190	2,769,405
Gain on sale of properties	18,675	4,792,051	3,904,737	4,792,051

Income from discontinued operations	1,014,175	6,365,387	5,519,927	7,561,456

Net income (loss)	(11,285,315)	38,187,261	14,427,589	71,226,150

Noncontrolling Interests:
Preferred units	(931,248)	(931,248)	(1,862,496)	(1,862,496)
Exchangeable operating partnership units	92,204	(246,150)	(71,491)	(458,997)
Limited partners’ interest in consolidated partnerships	(136,839)	(225,206)	(273,032)	(481,709)

Net income attributable to noncontrolling interests	(975,883)	(1,402,604)	(2,207,019)	(2,803,202)

Net income (loss) attributable to controlling interests	(12,261,198)	36,784,657	12,220,570	68,422,948
Preferred Stock Dividends	(4,918,791)	(4,918,791)	(9,837,582)	(9,837,582)

Net income (loss) attributable to common stockholders	$(17,179,989)	31,865,866	$2,382,988	58,585,366

These consolidated statement of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt

June 30, 2009 and December 31, 2008

Total Debt Outstanding:	6/30/09	12/31/08
Mortgage loans payable:
Fixed rate secured loans	$288,588,885	235,151,262
Variable rate secured loans	5,049,010	5,129,602
Unsecured debt offering fixed rate	1,547,816,004	1,597,623,631
Unsecured credit facilities	227,666,667	297,666,667

Total	$2,069,120,566	2,135,571,162

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (a)	Total
2009	$2,659,884	5,049,010	—	7,708,894
2010	5,393,474	17,043,042	160,000,000	182,436,516
2011	5,290,572	11,276,039	467,666,667	484,233,278
2012	5,609,333	—	250,000,000	255,609,333
2013	5,536,435	16,355,996	—	21,892,431
2014	4,227,046	13,847,430	150,000,000	168,074,476
2015	3,136,469	46,250,768	350,000,000	399,387,237
2016	2,624,442	14,161,144	—	16,785,586
2017	1,883,140	75,510,745	400,000,000	477,393,885
2018	1,208,718	57,357,574	—	58,566,292
>10 years	—	—	—	—
Net unamortized debt discount		(783,366)	(2,183,996)	(2,967,362)

	$37,569,513	256,068,382	1,775,482,670	2,069,120,566

(a)	Includes unsecured public debt and Unsecured credit facilities

Percentage of Total Debt:	6/30/09	12/31/08
Fixed	88.76%	85.83%
Variable	11.24%	14.17%

Current Average Interest Rates:(b)
Fixed	6.36%	6.40%
Variable	1.51%	2.86%
Effective Interest Rate	5.82%	5.90%

(b)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	June 24, 2014	March 9, 2014
Variable	January 29, 2011	January 30, 2011

Summary of Consolidated Debt

June 30, 2009 and December 31, 2008

Lender	Secured Property	Rate	Maturity	6/30/09	12/31/08
Fixed Rate Loans:
Debt Offering	Unsecured	7.750%	4/1/09	$—	50,000,000
Allstate Insurance Company of America	Ashford Place	8.950%	8/1/09	—	3,088,657
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	4/1/10	9,770,292	9,841,760
Debt Offering	Unsecured	8.450%	9/1/10	149,968,539	149,955,051
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,310,625	5,386,880
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,413,920	2,448,581
Debt Offering	Unsecured	7.950%	1/15/11	219,953,241	219,937,658
Wachovia Securities	Market at Opitz Crossing	7.300%	3/1/11	11,614,094	11,709,916
Debt Offering	Unsecured	7.250%	12/12/11	19,968,768	19,962,519
Debt Offering	Unsecured	6.750%	1/15/12	249,904,952	249,886,556
PNC Bank	Gateway Shopping Center	7.110%	5/1/13	19,682,838	20,059,535
Allstate Insurance Company of America	North Hills Town Center	7.370%	1/1/14	4,806,548	5,085,252
TIAA	Northgate Square	5.640%	1/10/14	6,456,117	6,545,227
Debt Offering	Unsecured	4.950%	4/15/14	149,819,795	149,800,825
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	7/1/14	8,546,565	8,716,215
Aid Association of Lutherans	Murrayhill Marketplace	5.220%	1/1/15	8,130,417	8,239,195
United of Omaha Life Insurance Co.	Fleming Island	7.400%	2/5/15	1,727,550	1,848,096
Escrow Bank, USA	Twin City Plaza	5.650%	4/6/15	43,366,724	43,647,216
Debt Offering	Unsecured	5.250%	8/1/15	349,700,006	349,675,010
Municipal Tax Bonds Payable	Friar's Mission	7.600%	9/2/15	792,495	792,495
GMAC	Naples Walk	6.150%	8/11/16	17,439,056	17,620,993
Jefferson Pilot	Peartree Village	8.400%	6/1/17	10,120,926	10,307,134
Allianz Life Insurance Company of N. A.	4S Commons Town Center	6.000%	6/10/17	62,500,000	62,500,000
Debt Offering	Unsecured	5.875%	6/15/17	398,500,704	398,406,012
Metropolitan Life Insurance Company	Corkscrew Village	6.170%	8/1/17	9,194,837	9,290,502
TIAA	Westchase	5.520%	7/10/18	8,636,107	8,743,042
Guardian Life Insurance Company	Amerige Heights Town Center	6.130%	12/1/18	17,000,000	—
Guardian Life Insurance Company	El Cerrito	6.380%	12/1/18	41,863,140	—
Net unamortized discounts on assumed debt of acquired properties				(783,366)	(719,434)

Total Fixed Rate Debt				$1,836,404,889	1,832,774,893

Variable Rate Loans:
First Star Bank	Hampstead Village	LIBOR + 3.50%	8/1/09	$5,049,010	5,129,602
Wells Fargo Bank	$600 Million Line of Credit	LIBOR + 0.40%	2/11/11	—	70,000,000
Wells Fargo Bank	Term Loan	LIBOR + 1.05%	2/11/11	227,666,667	227,666,667

Total Variable Rate Debt				$232,715,677	302,796,269

Total				$2,069,120,566	2,135,571,162

Summary of Preferred Units and Stock

June 30, 2009

	Distribution Rate	Issuance Date	Callable Date	Exchangeable Date (1)	Par Value	Current Balance	Issuance Costs

Preferred Units:

Series D	7.45%	9/29/1999	9/29/2009	1/1/2016	$50,000,000	49,157,977	842,023

Preferred Stock:

Series 3	7.45%	4/3/2003	4/3/2008	N/A	$75,000,000	75,000,000	2,705,034
Series 4	7.25%	8/31/2004	8/31/2009	N/A	125,000,000	125,000,000	4,288,376
Series 5	6.70%	8/2/2005	8/2/2010	N/A	75,000,000	75,000,000	2,222,292

					$275,000,000	275,000,000	9,215,702

(1)	Preferred units are exchangeable only into preferred stock. Preferred stock is not exchangeable into common stock.

Acquisitions

June 30, 2009

Date	Property Name	Co-investment Partnership	City/State	Total GLA	Purchase Price	Regency’s Share	Yield	Anchor Tenant
Consolidated:
None				0	$0	$0	0.00%

Total				0	$0	$0	0.00%

Unconsolidated:
Acquisitions from 3rd Parties:
None				0	$0	$0	0.00%

Total				0	$0	$0	0.00%

Regency Contributions:
None				0	$0	$0	0.00%

Total				0	$0	$0	0.00%

Total Acquisitions from 3rd Parties				—	$0	$0	0.00%

Total Acquisitions including Regency Contributions				—	$0	$0	0.00%

Operating Property Dispositions

June 30, 2009

Date	Property Name	Co-investment Partnership	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Cap Rate	Anchor Tenant
Consolidated:
None				0	$0	$0	0.00%

				0	$0	$0	0.00%

Unconsolidated:
Jan-09	Regency Village	Other	Orlando, FL	83,170	$13,750,000	$6,875,000	7.48%	Publix
Mar-09	Brookville Plaza	MCW	Lynchburg, VA	63,665	$7,800,000	$1,950,000	7.59%	Kroger

				146,835	$21,550,000	$8,825,000	7.50%

Total Dispositions				146,835	$21,550,000	$8,825,000	7.50%

MCW – Regency owns 25%

Other – Regency owns 50%

Development Sales

June 30, 2009

Date	Property Name	Co-investment Partnership	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant
Sales to Co-investment Partnerships:
None				0	$0	$0	0.00%

				0	$0	$0	0.00%

Sales to Third Parties:
Jan-09	Lynnwood H-Mart		Lynnwood, WA	77,028	$14,900,000	$14,900,000	7.70%	H-Mart

				77,028	$14,900,000	$14,900,000	7.70%

Total Development Sales				77,028	$14,900,000	$14,900,000	7.70%

In-Process Developments

June 30, 2009

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete(1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Shoppes at Fairhope Village	AL	Mobile	Publix	07/01/09	$15,752,536	$18,414,799	$3,137,537	8.01%	8.01%	84,740	73%	84,740	73%
Applegate Ranch Shopping Center	CA	Merced	Home Depot, Target	08/01/08	39,536,832	61,539,552	3,557,514	6.83%	6.83%	158,823	58%	478,515	86%
Golden Hills Promenade	CA	San Luis Obispo-Paso Robles	Lowe’s	11/01/09	40,370,485	46,024,010	19,149,626	7.94%	7.22%	288,252	71%	288,252	71%
Indio Towne Center	CA	Riverside- San Bernardino- Ontario	WinCo Foods	09/01/08	58,037,584	79,472,841	12,468,727	7.33%	7.33%	229,777	48%	465,611	74%
Jefferson Square	CA	Riverside- San Bernardino- Ontario	Fresh & Easy	01/01/10	10,884,533	11,964,533	2,001,294	5.77%	5.77%	38,013	78%	38,013	78%
Plaza Rio Vista	CA	Riverside- San Bernardino- Ontario	Stater Bros.	05/01/08	18,425,539	19,268,251	503,224	7.95%	7.95%	79,519	64%	79,519	64%
Shops at Santa Barbara	CA	Santa Barbara- Santa Maria- Goleta	Whole Foods	10/01/09	32,221,684	32,221,684	8,980,030	7.65%	7.65%	52,132	67%	52,132	67%
Slauson & Central	CA	Los Angeles- Long Beach- Santa Ana	Northgate Market	02/01/11	16,525,710	19,048,710	17,343,024	9.69%	9.11%	77,323	75%	77,323	75%
Vine at Castaic	CA	Los Angeles- Long Beach- Santa Ana	NA	10/01/07	10,091,737	11,429,060	256,132	8.12%	8.12%	30,236	74%	33,736	77%
Centerplace of Greeley III	CO	Greeley	Best Buy, Sports Authority	09/01/08	16,297,150	18,355,870	935,877	8.52%	8.52%	94,090	77%	94,090	77%
Falcon Highlands Marketplace	CO	Colorado Springs	Wal-Mart	08/01/07	3,832,274	10,812,633	205,060	12.43%	12.43%	22,491	65%	206,796	96%
NorthGate Village	CO	Greeley	King Soopers	10/01/10	6,586,796	14,023,810	9,821,455	10.62%	10.62%	30,031	0%	155,031	81%
Shops at Quail Creek	CO	Denver- Aurora	King Soopers	05/01/09	7,392,432	16,292,918	1,812,441	11.49%	11.49%	37,645	54%	137,489	87%
Caligo Crossing	FL	Miami-Fort Lauderdale- Miami Beach	Kohl’s	10/01/08	4,306,718	23,603,412	349,668	7.61%	7.61%	10,762	75%	108,927	98%
First Street Village	FL	Cape Coral- Fort Myers	Publix	11/01/07	11,427,920	17,364,480	117,906	7.91%	7.91%	54,926	92%	54,926	92%
Hibernia Pavilion	FL	Jacksonville	Publix	08/01/08	9,531,906	10,923,369	87,867	8.63%	8.63%	51,298	93%	51,298	93%
Hibernia Plaza	FL	Jacksonville	Walgreens	11/01/07	1,540,708	5,964,817	122,956	10.19%	10.19%	8,400	33%	23,220	76%
Nocatee Town Center	FL	Jacksonville	Publix	02/01/10	17,113,340	21,937,358	10,162,940	8.62%	8.54%	69,806	78%	69,806	78%
Oakleaf Plaza	FL	Jacksonville	Publix	09/01/07	11,641,244	19,541,218	528,880	9.86%	9.86%	73,719	79%	88,539	83%
Suncoast Crossing Ph I	FL	Tampa-St. Petersburg- Clearwater	Kohl’s	10/01/08	8,775,828	12,703,501	779,918	8.71%	8.71%	108,434	92%	108,434	92%
Suncoast Crossing Ph II	FL	Tampa-St. Petersburg- Clearwater	Target	08/01/09	8,632,154	15,014,137	2,589,675	5.34%	5.34%	9,452	0%	151,650	94%
Airport Crossing	IN	Chicago- Naperville- Joliet	Kohl’s	10/01/07	2,399,846	6,771,446	220,367	8.12%	8.12%	11,924	66%	101,835	96%
Walton Towne Center	KY	Cincinnati- Middletown	Kroger	11/01/08	6,114,302	12,985,192	656,003	8.05%	8.05%	23,184	64%	139,616	94%
Shops at Saugus	MA	Boston- Cambridge- Quincy	PetSmart, La-Z-Boy	08/01/08	34,925,282	35,711,634	1,682,056	6.73%	6.53%	94,204	84%	94,204	84%
Village at Lee Airport	MD	Baltimore- Towson	Giant	07/01/10	23,080,793	23,080,793	19,042,676	8.12%	8.12%	106,915	78%	106,915	78%
State Street Crossing	MI	Ann Arbor	Wal-Mart	09/01/09	7,792,326	9,724,771	1,791,862	7.07%	7.07%	21,049	48%	168,540	94%
Harris Crossing	NC	Burlington	Harris Teeter	03/01/11	12,156,282	12,481,282	6,220,364	8.89%	8.89%	76,818	71%	76,818	71%
Middle Creek Commons	NC	Raleigh-Cary	Lowes Foods	11/01/07	12,745,256	12,745,256	505,089	9.81%	9.81%	73,635	80%	73,635	80%
Deer Springs Town Center	NV	Las Vegas- Paradise	Target, Home Depot	03/01/09	81,820,361	97,493,194	12,999,913	6.34%	6.34%	338,488	77%	470,848	83%
Red Bank Village	OH	Cincinnati- Middletown	Wal-Mart	11/01/09	15,416,793	30,729,742	5,043,640	7.11%	7.11%	174,315	88%	174,315	88%
Wadsworth Crossing	OH	Cleveland- Elyria- Mentor	Bed Bath & Beyond, Office Max	02/01/07	26,086,022	26,086,022	1,213,846	7.76%	7.76%	108,176	85%	474,898	96%
Kulpsville Village Center	PA	Philadelphia- Camden- Wilmington	Walgreens	10/01/09	6,820,925	6,820,925	3,133,104	6.52%	6.52%	14,820	100%	14,820	100%
Lower Nazareth Commons	PA	Allentown- Bethlehem- Easton	Target, Sports Authority	08/01/09	28,052,557	39,692,776	10,897,554	6.97%	6.97%	85,729	67%	218,729	87%
Buckwalter Place	SC	Hilton Head Island- Beaufort	Publix	09/01/08	12,162,015	14,350,602	373,534	8.07%	8.07%	59,602	88%	59,602	88%
Lebanon Center	TN	Nashville- Davidson- Murfreesboro	Publix	09/01/07	9,488,410	10,625,217	396,945	9.27%	9.27%	63,801	76%	63,801	76%
Hickory Creek Plaza	TX	Dallas-Fort Worth- Arlington	Kroger	02/01/09	9,898,926	13,776,260	872,905	8.48%	8.48%	28,134	36%	109,398	84%
Shops at Highland Village	TX	Dallas-Fort Worth- Arlington	AMC Theater, Barnes & Noble	10/01/07	100,408,767	100,408,767	5,320,363	7.82%	7.82%	351,635	80%	351,635	80%
Waterside Marketplace	TX	Houston- Baytown- Sugar Land	Kroger	10/01/09	6,946,418	12,421,388	1,071,293	11.73%	11.73%	24,859	79%	147,859	96%
Westwood Village	TX	Houston- Baytown- Sugar Land	Target, TJ Maxx, Ross	03/01/08	36,252,244	57,966,552	1,264,823	8.69%	8.69%	183,371	85%	310,245	91%
Shops at Stonewall	VA	Washington- Arlington- Alexandria	Wegmans	11/01/08	49,173,251	49,374,912	833,192	9.04%	9.04%	293,744	92%	293,744	92%
Orchards Phase II	WA	Portland- Vancouver- Beaverton	LA Fitness	10/01/06	15,805,136	15,805,136	269,096	8.59%	8.59%	77,478	90%	77,478	90%

Total Consolidated					$846,471,021	$1,074,972,830	$168,720,375	7.88%	7.82%	3,821,750	76%	6,376,982	85%

Canopy Oak Center	FL	Ocala	Publix	09/01/08	18,468,799	19,460,329	722,769	10.11%	10.11%	90,043	76%	90,043	76%
Shoppes at Bartram Park Phase III	FL	Jacksonville	Publix	10/01/04	3,094,055	5,059,965	580,138	12.03%	12.03%	14,640	28%	33,640	69%
Total Unconsolidated					$21,562,854	$24,520,293	$1,302,908	10.39%	10.39%	104,683	70%	123,683	74%

Total					$868,033,875	$1,099,493,124	$170,023,283	7.94%	7.89%	3,926,433	75%	6,500,665	85%

Notes:

There are no new starts for the quarter.

(1)	Construction in progress (CIP) balance and costs to date on in-process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2)	The NOI Yield on costs above after allocating land basis for outparcel proceeds is estimated to be 7.31%.

Projected Development Funding, Stabilizations and Land Held

June 30, 2009

In-Process Developments Projected Funding (1)

($ Thousands)

Q3 2009E	Q4 2009E	2010+E
$20,000 - $30,000	$5,000 - $10,000	$125,000 - $155,000

Estimated Development Stabilization Schedule

($ Thousands)

	Stabilized(2)	Q3 2009E	Q4 2009E	2010+E
Gross Dev. Costs:		$0	$5,000 - $10,000	$1,085,000 - $1,120,000
Net Dev. Costs:	$441,513	$0	$5,000 - $10,000	$855,000 - $ 875,000

Land Held for Future Development or Sale (3)

($ Thousands)

# of Projects	Net Development Costs To Date	Est. Net Dev Costs at Completion
23	$202,667	$345,000 - $395,000

(1)	Gross Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.
(2)	Development properties already stabilized but not yet sold.
(3)	Net development costs at completion subject to change as costs based on preliminary development plans only.

Development Stabilizations

June 30, 2009

Stabilization Date	Property Name	State	Anchor Tenant	Anchor Opened	Est. Net Dev Costs After Partner Participation	NOI Yield After Partner Participation	Gross GLA	Gross % Leased
Consolidated:
Mar-09	Gateway 101	CA	Sports Authority, Nordstrom Rack	04/01/09	$32,525,037	8.57%	92,110	100%
Jun-09	Corvallis Market Center	OR	Michaels, TJ Maxx	04/01/08	19,209,726	7.54%	84,548	100%
Jun-09	Culpeper Colonnade Ph I & II	VA	Target, Martin’s	03/01/07	24,944,082	7.72%	267,032	98%
Jun-09	Highland Crossing	CA	LA Fitness	05/01/09	11,910,018	6.99%	45,000	100%

					$88,588,863	7.90%	488,690	99%

Unconsolidated:
None
Total Development Stabilizations					$88,588,863	7.90%	488,690	99%

Unconsolidated Investments

June 30, 2009

							Regency
Co-investment Partner and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Ownership Interest	Share of Debt	Investment 6/30/09	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	Various	30	3,584,123	$640,300,143	$313,877,604	Various	20.00%	$62,775,521	$40,928,273	$283,878
(JV-CCV)	Cameron Village	1	635,918	110,579,331	47,300,000	Wachovia	30.00%	14,190,000	18,851,467	(149,503)

		31	4,220,041	750,879,474	361,177,604

Macquarie CountryWide
(JV-M)	Various	9	902,139	112,494,580	62,367,271	Various	25.00%	15,591,818	4,544,878	955,708
(JV-M2, JV-M3)	Various	90	11,020,355	2,302,162,124	1,536,089,183	Various	24.95%	383,254,251	163,271,397	(25,983,715)

		99	11,922,494	2,414,656,704	1,598,456,454

Macquarie CountryWide-DESCO
(JV-D)	Various	32	2,990,332	386,389,178	180,497,049	Various	16.35%	29,516,553	25,084,010	(394,152)

CalSTRS
(JV-RC)	Various	7	759,023	156,451,463	86,511,065	Various	25.00%	21,627,766	13,419,287	150,479

Regency Retail Partners
(JV-RRP)	Various	9	1,525,943	373,471,140	208,849,184	Various	20.00%	41,699,430	22,980,046	(216,429)

Publix
(JV-O)	Shoppes at Bartram Park	1	119,959	22,335,539	—	—	50.00%	—	11,097,130	191,536
(JV-O)	Valleydale Village	1	118,466	11,212,995	—	—	50.00%	—	5,304,669	133,798
(JV-O)	Regency Village (2)	—	—	19,132,384	—	—	50.00%	—	9,551,412	472,944
(JV-O)	Queensborough	1	82,333	4,490,700	—	—	50.00%	—	3,068,560	141,774
(JV-O)	Canopy Oak Center	1	90,043	19,781,602	—	—	50.00%	—	10,305,410	167,403

		4	410,801	76,953,220	—

H.E.B.
(JV-O)	Fairfield Town Center (1)	—	—	9,667,687	—	—	50.00%	—	5,326,882	(146,428)
(JV-O)	White Oak Marketplace (1)	—	—	11,811,983	—	—	50.00%	—	6,021,312	(549)
(JV-O)	Indian Springs Center	1	136,625	18,795,201	27,000,000	Wells Fargo	50.00%	13,500,000	(3,915,216)	151,488

		1	136,625	40,274,871	27,000,000

Individual Investors
(JV-O)	East San Marco (1)	—	—	12,515,809	8,338,955	Wachovia	50.00%	4,169,478	2,266,989	(69,512)

		183	21,965,259	$4,211,591,859	$2,470,830,311			$586,324,817	$338,106,506	$(24,311,280)

(1)	Land held for future development
(2)	Property sold and funds in 1031 exchange, partnership to continue

Reconciliation of Equity of Regency Centers for Unconsolidated Partnerships to Regency Centers’ Investment in Real Estate Partnerships:

Equity of Regency Centers for Unconsolidated Partnerships	$386,064,757
ABP 18 Impairment recorded at Regency Centers	(6,000,000)
Ownership percentage or Restricted Gain Method deferral recorded at Regency Centers	(41,958,251)

Regency Centers’ Investment in Real Estate Partnerships	$338,106,506

Unconsolidated Balance Sheets

June 30, 2009 and December 31, 2008

	2009	2008
Assets
Real estate, at cost	$4,287,180,034	4,900,704,326
Less: accumulated depreciation	444,924,720	451,361,729

	3,842,255,314	4,449,342,597
Properties in development	70,222,141	62,450,140

Net real estate investments	3,912,477,455	4,511,792,737

Cash and cash equivalents	59,874,431	46,539,233
Tenant receivables, net of allowance for uncollectible accounts	56,826,052	77,258,209
Deferred costs, less accumulated amortization	27,241,429	29,090,936
Acquired lease intangible assets, net	146,663,707	186,141,195
Other assets	2,358,173	4,917,488
Regency only assets (1)	6,150,612	6,990,392

Total assets	$4,211,591,859	4,862,730,190

Liabilities and Equity
Liabilities:
Notes payable	$2,470,830,311	2,792,450,317
Accounts payable and other liabilities	69,326,290	73,881,049
Tenants’ security and escrow deposits	8,465,405	9,933,028
Acquired lease intangible liabilities, net	88,038,927	97,145,502

Total liabilities	2,636,660,933	2,973,409,896

Equity:
Equity – Regency Centers	386,064,757	465,766,217
Equity – Third parties	1,188,866,169	1,423,554,077

Total equity	1,574,930,926	1,889,320,294

Total Liabilities and Equity	$4,211,591,859	4,862,730,190

(1)	Capitalized development costs

Unconsolidated Balance Sheets - Regency’s Pro-Rata Share

June 30, 2009 and December 31, 2008

	2009	2008
Assets
Real estate, at cost	$1,012,589,185	$1,170,256,106
Less: accumulated depreciation	107,795,309	110,929,110

	904,793,876	1,059,326,996
Properties in development	26,621,088	23,955,320

Net real estate investments	931,414,964	1,083,282,316

Cash and cash equivalents	18,692,907	11,788,223
Tenant receivables, net of allowance for uncollectible accounts	13,795,999	18,931,760
Deferred costs, less accumulated amortization	6,652,642	7,171,047
Acquired lease intangible assets, net	32,177,756	41,626,827
Other assets	779,623	1,427,535
Regency only assets (1)	6,150,612	6,990,392

Total assets	$1,009,664,503	1,171,218,100

Liabilities and Equity
Liabilities:
Notes payable	$586,324,817	664,060,344
Accounts payable and other liabilities	16,459,399	18,115,530
Tenants’ security and escrow deposits	2,112,531	2,494,202
Acquired lease intangible liabilities, net	18,702,999	20,781,807

Total liabilities	623,599,746	705,451,883

Equity:
Equity – Regency Centers	386,064,757	465,766,217

Total Liabilities and Equity	$1,009,664,503	1,171,218,100

(1)	Capitalized development costs

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations

For the periods ended June 30, 2009 and 2008

	Three Months Ended		Year to Date
	2009	2008	2009	2008
Revenues:
Minimum rent	$77,263,317	92,482,101	$160,028,693	185,542,408
Percentage rent	1,051,806	1,309,123	1,747,084	2,300,896
Recoveries from tenants	23,270,583	25,922,898	47,737,669	53,078,496
Termination fees	184,324	832,921	1,019,904	1,267,496
Other income	106,011	(588,022)	1,181,828	509,434

Total revenues	101,876,041	119,959,021	211,715,178	242,698,730

Operating expenses:
Operating and maintenance	14,883,192	16,359,419	31,760,887	34,298,556
Real estate taxes	14,512,214	15,325,468	30,001,465	30,875,007

Total operating expenses	29,395,406	31,684,887	61,762,352	65,173,563

Net operating income	72,480,635	88,274,134	149,952,826	177,525,167

Other expense (income):
General and administrative	3,053,624	2,988,278	4,667,908	5,176,108
Depreciation and amortization expense	39,703,519	45,091,887	80,430,042	91,165,138
Interest expense, net	34,403,742	36,688,301	67,855,941	72,928,409
Loss (gain) on sale of real estate	326,234	(9,112,661)	(6,105,521)	(13,502,030)
Provision for impairment	99,789,089	—	99,789,089	—
Other expense	34,738	34,726	69,476	69,452

Total other expense	177,310,946	75,690,531	246,706,935	155,837,077

Net (loss) income	$(104,830,311)	12,583,603	$(96,754,109)	21,688,090

Unconsolidated Statements of Operations - Regency’s Pro-Rata Share

For the periods ended June 30, 2009 and 2008

	Three Months Ended		Year to Date
	2009	2008	2009	2008
Revenues:
Minimum rent	$18,316,712	22,146,091	$37,932,623	44,517,887
Percentage rent	264,116	327,385	437,833	569,541
Recoveries from tenants	5,475,616	6,167,213	11,219,948	12,642,934
Termination fees	47,914	203,867	253,165	302,884
Other income	76,437	(151,515)	355,965	134,567

Total revenues	24,180,795	28,693,041	50,199,534	58,167,813

Operating expenses:
Operating and maintenance	3,532,735	3,972,645	7,535,037	8,326,701
Real estate taxes	3,400,189	3,599,146	7,090,474	7,394,794

Total operating expenses	6,932,924	7,571,791	14,625,511	15,721,495

Net operating income	17,247,871	21,121,250	35,574,023	42,446,318

Other expense (income):
General and administrative	728,586	714,474	1,089,929	1,222,990
Depreciation and amortization expense	9,296,125	10,663,073	18,829,016	21,580,152
Interest expense, net	8,099,584	8,766,328	15,990,969	17,436,671
Loss (gain) on sale of real estate	81,060	(2,260,840)	(2,208,511)	(3,409,887)
Provision for impairment	24,897,378	—	24,897,378	—
Other expense	17,369	17,363	34,738	34,726

Total other expense	43,120,102	17,900,398	58,633,519	36,864,652

Net (loss) income before Regency only expense (income)	(25,872,231)	3,220,852	(23,059,496)	5,581,666
Regency only expense (income):
Accretion of excess investment	322,186	(194,927)	277,291	(540,074)
Depreciation of capitalized costs	(689,828)	25,228	37,275	48,426
Loss on sale of 100% costs	708,468	—	708,468	—
Brokerage fees	—	2,268,410	228,750	2,315,910

Total Regency only expense	340,826	2,098,711	1,251,784	1,824,262

Net (loss) income	$(26,213,057)	1,122,141	$(24,311,280)	3,757,404

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt

June 30, 2009 and December 31, 2008

Total Debt Outstanding:	6/30/09	12/31/08
Mortgage loans payable:
Fixed rate secured loans	$2,431,797,701	2,624,585,346
Variable rate secured loans	—	65,684,006
Unsecured line of credit variable rate	39,032,610	102,180,965

Total	$2,470,830,311	2,792,450,317

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency’s Pro Rata Share
2009	$1,845,258	36,578,346	12,348,042	50,771,646	10,776,345
2010	3,663,948	645,222,801	26,684,568	675,571,317	167,811,280
2011	3,319,578	462,916,076		466,235,654	115,320,339
2012	4,050,310	247,907,378		251,957,688	62,255,411
2013	3,808,901	32,447,163		36,256,064	8,899,538
2014	3,926,171	57,100,000		61,026,171	17,455,995
2015	3,648,961	300,133,804		303,782,765	65,715,638
2016	3,423,844	328,915,570		332,339,414	76,009,959
2017	2,703,084	123,770,000		126,473,084	27,079,539
2018	2,533,348	87,341,127		89,874,475	19,341,508
>10 Years	14,267,610	56,301,322		70,568,932	14,498,754
Net unamortized debt premium		5,973,101		5,973,101	1,160,511

	$47,191,013	2,384,606,688	39,032,610	2,470,830,311	586,324,817

Percentage of Total Debt:				6/30/09	12/31/08
Fixed				98.42%	93.99%
Variable				1.58%	6.01%

Current Average Interest Rates:(1)
Fixed				5.56%	5.40%
Variable				2.80%	3.39%
Effective Interest Rate				5.52%	5.28%

(1) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	June 18, 2013	March 10, 2013
Variable	May 28, 2010	March 8, 2010

Summary of Unconsolidated Debt - Regency’s Pro-Rata Share
Mortgage Loans Payable:
Fixed rate secured loans	$575,429,409	627,503,907
Variable rate secured loans	—	10,741,258
Unsecured line of credit variable rate	10,895,408	25,815,179

Total	$586,324,817	664,060,344

Leasing Statistics – Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

June 30, 2009

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2009	359	676,775	$19.75	$20.52	-3.8%	4.7	$1.63
1st Quarter 2009	329	646,044	19.69	19.52	0.9%	4.8	4.36
4th Quarter 2008	393	759,303	18.60	17.25	7.8%	4.9	1.33
3rd Quarter 2008	371	655,740	21.18	18.62	13.8%	5.1	2.34

Total – 12 months	1,452	2,737,862	$19.73	$19.04	3.6%	4.9	$2.36

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2009	113	165,843	$19.52	$22.48	-13.1%	4.8	$5.89
1st Quarter 2009	76	144,511	20.27	18.96	6.9%	7.3	18.31
4th Quarter 2008	91	101,592	22.28	19.70	13.1%	5.8	7.90
3rd Quarter 2008	90	131,187	23.26	22.59	3.0%	6.6	10.82

Total – 12 months	370	543,133	$21.09	$21.12	-0.2%	6.1	$10.76

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2009	246	510,932	$19.82	$19.89	-0.4%	4.7	$0.24
1st Quarter 2009	253	501,533	19.53	19.68	-0.8%	4.1	0.35
4th Quarter 2008	302	657,711	18.11	16.94	6.9%	4.8	0.31
3rd Quarter 2008	281	524,553	20.68	17.65	17.2%	4.7	0.21

Total – 12 months	1,082	2,194,729	$19.39	$18.53	4.7%	4.6	$0.28

Leasing Statistics - Wholly Owned and 100% of Co-investment Partnerships

June 30, 2009

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2009	359	1,191,442	$18.35	$18.68	-1.7%	4.8	$1.63
1st Quarter 2009	329	1,064,008	19.45	19.32	0.7%	4.7	2.98
4th Quarter 2008	393	1,090,729	19.78	18.36	7.8%	4.9	1.69
3rd Quarter 2008	371	1,109,133	20.86	18.41	13.3%	5.4	2.17

Total – 12 months	1,452	4,455,312	$19.59	$18.69	4.9%	5.0	$2.10

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2009	113	250,991	$21.28	$21.96	-3.1%	5.1	$7.12
1st Quarter 2009	76	233,888	19.64	18.89	4.0%	7.4	12.61
4th Quarter 2008	91	174,959	22.30	19.85	12.3%	6.5	8.82
3rd Quarter 2008	90	218,405	22.88	22.24	2.9%	6.7	10.18

Total – 12 months	370	878,243	$21.44	$20.79	3.1%	6.4	$9.68

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2009	246	940,451	$17.57	$17.80	-1.3%	4.7	$0.16
1st Quarter 2009	253	830,120	19.40	19.45	-0.2%	4.0	0.27
4th Quarter 2008	302	915,770	19.30	18.07	6.8%	4.6	0.32
3rd Quarter 2008	281	890,728	20.37	17.47	16.6%	5.1	0.20

Total – 12 months	1,082	3,577,069	$19.14	$18.17	5.3%	4.6	$0.24

Average Base Rent by State - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnership

June 30, 2009

State	Number of Properties	GLA	% of Total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	143,973	0.5%	71.0%	$1,369,533	0.3%	$13.53
Arizona	4	409,967	1.4%	85.3%	5,494,077	1.3%	15.83
California	72	6,511,931	22.1%	91.3%	124,572,266	29.6%	22.51
Colorado	20	1,357,009	4.6%	87.2%	15,849,057	3.8%	13.48
Connecticut	1	44,875	0.2%	100.0%	1,022,700	0.2%	22.79
Delaware	4	298,199	1.0%	97.2%	4,149,287	1.0%	14.32
District of Columbia	2	9,903	0.0%	100.0%	470,683	0.1%	47.53
Florida	54	4,571,155	15.5%	92.6%	52,443,562	12.5%	12.88
Georgia	23	1,627,842	5.5%	91.0%	23,150,685	5.5%	15.63
Illinois	23	917,499	3.1%	86.6%	9,897,845	2.4%	12.47
Indiana	6	102,241	0.3%	66.9%	1,277,446	0.3%	18.69
Kentucky	1	23,184	0.1%	63.7%	243,200	0.1%	16.47
Maryland	16	537,603	1.8%	90.6%	7,032,683	1.7%	17.55
Massachusetts	3	412,963	1.4%	92.3%	6,541,363	1.6%	17.36
Michigan	2	118,273	0.4%	83.7%	1,321,620	0.3%	13.54
Minnesota	3	120,835	0.4%	97.1%	1,469,137	0.3%	12.52
Missouri	23	371,529	1.3%	97.2%	3,267,582	0.8%	10.25
Nevada	3	456,770	1.6%	79.4%	2,125,056	0.5%	15.77
New Hampshire	1	84,793	0.3%	80.9%	809,700	0.2%	12.09
New Jersey	2	39,042	0.1%	96.2%	620,677	0.1%	16.53
North Carolina	14	1,243,696	4.2%	92.5%	15,649,087	3.7%	14.30
Ohio	16	2,081,001	7.1%	86.6%	20,158,942	4.8%	11.29
Oregon	10	795,768	2.7%	97.8%	13,665,937	3.2%	17.86
Pennsylvania	12	583,220	2.0%	88.3%	8,514,321	2.0%	19.20
South Carolina	6	163,546	0.6%	94.2%	2,034,684	0.5%	13.21
Tennessee	8	498,285	1.7%	90.4%	6,206,044	1.5%	13.78
Texas	36	3,656,174	12.4%	90.1%	55,013,017	13.1%	16.93
Virginia	29	1,606,098	5.5%	93.4%	24,851,078	5.9%	17.61
Washington	11	589,714	2.0%	95.9%	11,040,852	2.6%	19.57
Wisconsin	2	67,147	0.2%	97.7%	489,950	0.1%	7.47

Total All Properties	409	29,444,233	100.0%	90.7%	$420,752,071	100.0%	$16.52

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Average Base Rent by State - Wholly Owned and 100% of Co-investment Partnership

June 30, 2009

State	Number of Properties	GLA	% of total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	203,206	0.4%	70.1%	$1,832,054	0.3%	$12.95
Arizona	4	496,073	1.1%	84.7%	6,454,054	1.0%	15.46
California	72	8,990,930	19.4%	91.8%	169,325,037	25.8%	21.66
Colorado	20	2,074,966	4.5%	89.8%	23,909,751	3.6%	13.07
Connecticut	1	179,860	0.4%	100.0%	4,098,998	0.6%	22.79
Delaware	4	472,005	1.0%	94.0%	6,637,486	1.0%	14.96
District of Columbia	2	39,647	0.1%	100.0%	1,884,921	0.3%	47.54
Florida	54	5,341,110	11.5%	92.7%	62,766,323	9.6%	13.10
Georgia	23	2,019,330	4.4%	91.6%	27,838,101	4.2%	15.04
Illinois	23	2,773,048	6.0%	89.0%	30,104,449	4.6%	12.21
Indiana	6	273,257	0.6%	80.3%	3,505,347	0.5%	15.98
Kentucky	1	23,184	0.1%	63.7%	243,200	0.0%	16.47
Maryland	16	1,873,760	4.0%	92.8%	28,500,892	4.3%	17.35
Massachusetts	3	561,186	1.2%	94.3%	8,078,900	1.2%	15.38
Michigan	2	118,273	0.3%	83.7%	1,321,620	0.2%	13.54
Minnesota	3	483,938	1.0%	97.1%	5,884,299	0.9%	12.52
Missouri	23	2,265,422	4.9%	97.2%	19,924,281	3.0%	10.25
Nevada	3	531,068	1.1%	81.4%	3,034,191	0.5%	14.86
New Hampshire	1	84,793	0.2%	80.9%	809,700	0.1%	12.09
New Jersey	2	156,482	0.3%	96.2%	2,487,684	0.4%	16.53
North Carolina	14	2,027,939	4.4%	90.6%	25,761,264	3.9%	14.49
Ohio	16	2,510,659	5.4%	87.4%	25,363,912	3.9%	11.64
Oregon	10	976,679	2.1%	97.2%	15,959,861	2.4%	17.04
Pennsylvania	12	1,419,672	3.1%	91.1%	20,068,716	3.1%	16.49
South Carolina	6	360,719	0.8%	95.6%	4,319,456	0.7%	12.53
Tennessee	8	570,235	1.2%	91.1%	7,064,622	1.1%	13.60
Texas	36	4,403,510	9.5%	90.5%	65,987,767	10.0%	16.75
Virginia	29	3,728,926	8.1%	94.9%	64,066,555	9.8%	18.58
Washington	11	1,038,514	2.2%	97.1%	17,637,264	2.7%	17.60
Wisconsin	2	269,128	0.6%	97.7%	1,963,728	0.3%	7.47

Total All Properties	409	46,267,519	100.0%	91.8%	$656,834,430	100.0%	$16.05

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Portfolio Summary Report By Region

June 30, 2009

					Yr Const, Last Renovation or Dev Start Yr	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA		GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Shoppes at Fairhope Village			AL	Mobile	2008	84,740	84,740	73.2%	73.2%			—	54,340	Publix	$14.86
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham- Hoover	2003	118,466	59,233	67.9%	67.9%			—	44,271	Publix	$11.50

			AL			203,206	143,973	70.1%	71.0%	67.9%	67.9%	—	98,611

Anthem Marketplace			AZ	Phoenix- Mesa- Scottsdale	2000	113,292	113,292	93.0%	93.0%			—	55,256	Safeway	$16.34
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix- Mesa- Scottsdale	1999	107,633	21,527	81.9%	81.9%			—	55,403	Safeway	$13.61
Pima Crossing			AZ	Phoenix- Mesa- Scottsdale	1996	239,438	239,438	82.3%	82.3%			—	—	Golf & Tennis Pro Shop, Inc.	$15.65
Shops at Arizona			AZ	Phoenix- Mesa- Scottsdale	2000	35,710	35,710	83.1%	83.1%			—	—	—	$16.57

			AZ			496,073	409,967	84.7%	85.3%	84.7%	85.3%	—	110,659

4S Commons Town Center			CA	San Diego- Carlsbad- San Marcos	2004	240,060	240,060	98.0%	98.0%			—	68,000	Ralphs, Jimbo’s...Naturally!	$26.99
Amerige Heights Town Center			CA	Los Angeles- Long Beach- Santa Ana	2000	96,680	96,680	98.0%	98.0%			142,600	57,560	Albertsons, (Target)	$24.97
Applegate Ranch Shopping Center			CA	Merced	2006	158,823	158,823	58.2%	58.2%			319,692	178,500	(Super Target), (Home Depot)	$17.88
Auburn Village	JV-M2	24.95%	CA	Sacramento- Arden- Arcade- Roseville	1990	133,944	33,419	98.1%	98.1%			—	45,540	Bel Air Market	$18.69
Bayhill Shopping Center	JV-M2	24.95%	CA	San Francisco- Oakland- Fremont	1990	121,846	30,401	100.0%	100.0%			—	32,110	Mollie Stone’s Market	$20.83
Blossom Valley			CA	San Jose- Sunnyvale- Santa Clara	1990	93,316	93,316	98.9%	98.9%			—	34,208	Safeway	$24.29
Brea Marketplace	JV-M2	24.95%	CA	Los Angeles- Long Beach- Santa Ana	1987	193,172	48,196	84.2%	84.2%			—	24,867	Sprout’s Markets, Toys “R” Us	$24.01
Clayton Valley Shopping Center			CA	San Francisco- Oakland- Fremont	2004	260,671	260,671	95.5%	95.5%			—	14,000	Fresh & Easy, Yardbirds Home Center	$21.75
Clovis Commons			CA	Fresno	2004	174,990	174,990	95.6%	95.6%			145,653	145,653	(Super Target)	$20.45
Corral Hollow	JV-RC	25%	CA	Stockton	2000	167,184	41,796	100.0%	100.0%			—	65,715	Safeway, Orchard Supply & Hardware	$16.36
Costa Verde Center			CA	San Diego- Carlsbad- San Marcos	1988	178,623	178,623	94.6%	94.6%			—	40,000	Bristol Farms	$32.90
Diablo Plaza			CA	San Francisco- Oakland- Fremont	1982	63,265	63,265	100.0%	100.0%			53,000	53,000	(Safeway)	$34.23
El Camino Shopping Center			CA	Los Angeles- Long Beach- Santa Ana	1995	135,728	135,728	100.0%	100.0%			—	35,650	Von’s Food & Drug	$22.40
El Cerrito Plaza			CA	San Francisco- Oakland- Fremont	2000	256,035	256,035	97.8%	97.8%			66,700	77,888	(Lucky’s)	$25.00
El Norte Pkwy Plaza			CA	San Diego- Carlsbad- San Marcos	1984	90,549	90,549	97.5%	97.5%			—	42,315	Von’s Food & Drug	$15.93
Encina Grande			CA	San Francisco- Oakland- Fremont	1965	102,413	102,413	95.8%	95.8%			—	22,500	Safeway	$19.41
Falcon Ridge Town Center Phase I	JV-RRP	20%	CA	Riverside- San Bernardino- Ontario	2004	232,754	46,551	88.0%	88.0%			123,735	43,718	Stater Bros., (Target)	$18.20
Falcon Ridge Town Center Phase II	JV-RRP	20.00%	CA	Riverside- San Bernardino- Ontario	2005	66,864	13,373	100.0%	100.0%			—	—	24 Hour Fitness	$26.53
Five Points Shopping Center	JV-M2	24.95%	CA	Santa Barbara- Santa Maria- Goleta	1960	144,553	36,066	100.0%	100.0%			—	35,305	Albertsons	$24.56
Folsom Prairie City Crossing			CA	Sacramento- Arden- Arcade- Roseville	1999	90,237	90,237	95.2%	95.2%			—	55,255	Safeway	$20.53
French Valley Village Center			CA	Riverside- San Bernardino- Ontario	2004	98,752	98,752	90.0%	90.0%			—	44,054	Stater Bros.	$23.59
Friars Mission Center			CA	San Diego- Carlsbad- San Marcos	1989	146,898	146,898	97.6%	97.6%			—	55,303	Ralphs	$28.61
Gateway 101			CA	San Francisco- Oakland- Fremont	2008	92,110	92,110	100.0%	100.0%			212,485	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$31.18
Gelson’s Westlake Market Plaza			CA	Oxnard- Thousand Oaks- Ventura	2002	84,975	84,975	93.1%	93.1%			—	37,500	Gelson’s Markets	$17.29
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	2006	288,252	288,252	70.8%	70.8%			—	—	Lowe’s	$28.80
Granada Village	JV-M2	24.95%	CA	Los Angeles- Long Beach- Santa Ana	1965	224,649	56,050	69.7%	69.7%			—	—	—	$18.42
Hasley Canyon Village			CA	Los Angeles- Long Beach- Santa Ana	2003	65,801	65,801	95.7%	95.7%			—	51,800	Ralphs	$21.94
Heritage Plaza			CA	Los Angeles- Long Beach- Santa Ana	1981	231,582	231,582	98.4%	98.4%			—	44,376	Ralphs	$26.53
Highland Crossing			CA	Riverside- San Bernardino- Ontario	2007	45,000	45,000	100.0%	100.0%			—	—	LA Fitness	NA
Indio-Jackson			CA	Riverside- San Bernardino- Ontario	2006	229,777	229,777	48.1%	48.1%			235,834	93,696	(Home Depot), (WinCo)	$19.64
Jefferson Square			CA	Riverside- San Bernardino- Ontario	2007	38,013	38,013	77.9%	77.9%			—	13,969	Fresh & Easy	$14.70
Laguna Niguel Plaza	JV-M2	24.95%	CA	Los Angeles- Long Beach- Santa Ana	1985	41,943	10,465	97.6%	97.6%			38,917	38,917	(Albertsons)	$26.11
Loehmanns Plaza California			CA	San Jose- Sunnyvale- Santa Clara	1983	113,310	113,310	97.1%	97.1%			53,000	53,000	(Safeway)	$17.36
Marina Shores	JV-C2	20.00%	CA	Los Angeles- Long Beach- Santa Ana	2001	67,727	13,545	89.5%	89.5%			—	25,987	—	$29.81
Mariposa Shopping Center	JV-M2	24.95%	CA	San Jose- Sunnyvale- Santa Clara	1957	126,658	31,601	100.0%	100.0%			—	42,896	Safeway	$17.75
Morningside Plaza			CA	Los Angeles- Long Beach- Santa Ana	1996	91,211	91,211	90.4%	90.4%			—	42,630	Stater Bros.	$22.72
Navajo Shopping Center	JV-M2	24.95%	CA	San Diego- Carlsbad- San Marcos	1964	102,138	25,483	97.5%	97.5%			—	44,180	Albertsons	$12.74
Newland Center			CA	Los Angeles- Long Beach- Santa Ana	1985	149,140	149,140	100.0%	100.0%			—	58,000	Albertsons	$19.82
Oakbrook Plaza			CA	Oxnard- Thousand Oaks- Ventura	1982	83,279	83,279	96.4%	96.4%			—	43,842	Albertsons	$15.82
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles- Long Beach- Santa Ana	1991	194,396	38,879	95.0%	95.0%			—	28,210	Henry’s Marketplace	$19.07
Plaza Hermosa			CA	Los Angeles- Long Beach- Santa Ana	1984	94,940	94,940	100.0%	100.0%			—	36,800	Von’s Food & Drug	$20.45
Pleasant Hill Shopping Center	JV-M2	24.95%	CA	San Francisco- Oakland- Fremont	1970	234,061	58,398	99.2%	99.2%			—	—	Target, Toys “R” Us	$20.08
Point Loma Plaza	JV-M2	24.95%	CA	San Diego- Carlsbad- San Marcos	1987	212,442	53,004	96.5%	96.5%			—	50,000	Von’s Food & Drug	$17.55
Powell Street Plaza			CA	San Francisco- Oakland- Fremont	1987	165,928	165,928	76.0%	76.0%			—	10,122	Trader Joe’s	$32.18
Raley’s Supermarket	JV-C2	20.00%	CA	Sacramento-- Arden- Arcade- Roseville	1964	62,827	12,565	100.0%	100.0%			—	62,827	Raley’s	$5.41
Rancho San Diego Village	JV-M2	24.95%	CA	San Diego- Carlsbad- San Marcos	1981	153,256	38,237	93.3%	93.3%			—	39,777	Von’s Food & Drug	$18.16
Rio Vista Town Center			CA	Riverside- San Bernardino- Ontario	2005	79,519	79,519	64.4%	64.4%			—	44,700	Stater Bros.	$16.52
Rona Plaza			CA	Los Angeles- Long Beach- Santa Ana	1989	51,760	51,760	100.0%	100.0%			—	37,194	Superior Super Warehouse	$17.20
San Leandro Plaza			CA	San Francisco- Oakland- Fremont	1982	50,432	50,432	100.0%	100.0%			38,250	38,250	(Safeway)	$28.22
Santa Ana Downtown Plaza			CA	Los Angeles- Long Beach- Santa Ana	1987	100,306	100,306	95.4%	95.4%			—	37,972	Food 4 Less	$18.89
Seal Beach	JV-C	20%	CA	Los Angeles- Long Beach- Santa Ana	1966	96,858	19,372	88.1%	88.1%			—	48,000	Von’s Food & Drug	$23.73
Sequoia Station			CA	San Francisco- Oakland- Fremont	1996	103,148	103,148	100.0%	100.0%			62,050	62,050	(Safeway)	$33.29
Shops of Santa Barbara			CA	Santa Barbara- Santa Maria- Goleta	2004	52,132	52,132	66.5%	66.5%			—	40,000	Whole Foods	$25.06
Silverado Plaza	JV-M2	24.95%	CA	Napa	1974	84,916	21,187	99.6%	99.6%			—	31,833	Nob Hill	$14.41
Slauson & Central			CA	Los Angeles- Long Beach- Santa Ana	2008	77,323	77,323	75.0%	75.0%			—	45,000	Northgate Market	NA
Snell & Branham Plaza	JV-M2	24.95%	CA	San Jose- Sunnyvale- Santa Clara	1988	99,350	24,788	98.3%	98.3%			—	52,550	Safeway	$16.32
Stanford Ranch Village	JV-M2	24.95%	CA	Sacramento- Arden- Arcade- Roseville	1991	89,875	22,424	95.1%	95.1%			—	45,540	Bel Air Market	$16.12
Strawflower Village			CA	San Francisco- Oakland- Fremont	1985	78,827	78,827	94.4%	94.4%			—	33,753	Safeway	$19.16
Tassajara Crossing			CA	San Francisco- Oakland- Fremont	1990	146,188	146,188	96.7%	96.7%			—	56,496	Safeway	$20.79

Portfolio Summary Report By Region

June 30, 2009

					Yr Const, Last Renovation or Dev Start Yr	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA		GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Twin Oaks Shopping Center	JV-M2	24.95%	CA	Los Angeles- Long Beach- Santa Ana	1978	98,399	24,551	100.0%	100.0%			—	40,775	Ralphs	$14.37
Twin Peaks			CA	San Diego- Carlsbad- San Marcos	1988	198,139	198,139	98.6%	98.6%			—	44,686	Albertsons, Target	$17.48
Valencia Crossroads			CA	Los Angeles- Long Beach- Santa Ana	2003	172,856	172,856	99.1%	99.1%			—	35,000	Whole Foods, Kohl’s	$23.00
Ventura Village			CA	Oxnard- Thousand Oaks- Ventura	1984	76,070	76,070	95.2%	95.2%			—	42,500	Von’s Food & Drug	$19.49
Vine at Castaic			CA	Los Angeles- Long Beach- Santa Ana	2005	30,236	30,236	74.3%	74.3%			—	—	—	$27.93
Vista Village Phase I	JV-RRP	20.00%	CA	San Diego- Carlsbad- San Marcos	2003	129,009	25,802	93.7%	93.7%			165,000	—	Krikorian Theaters, (Lowe’s)	$24.85
Vista Village Phase II	JV-RRP	20.00%	CA	San Diego- Carlsbad- San Marcos	2003	55,000	11,000	45.5%	45.5%			—	25,000	Sprout’s Markets	$16.00
Vista Village IV			CA	San Diego- Carlsbad- San Marcos	2006	11,000	11,000	100.0%	100.0%			—	—	—	$38.04
West Park Plaza			CA	San Jose- Sunnyvale- Santa Clara	1996	88,103	88,103	98.3%	98.3%			—	24,712	Safeway	$15.28
Westlake Village Plaza and Center			CA	Oxnard- Thousand Oaks- Ventura	1975	190,519	190,519	99.0%	99.0%			—	41,300	Von’s Food & Drug	$24.98
Westridge Village			CA	Los Angeles- Long Beach- Santa Ana	2003	92,287	92,287	100.0%	100.0%			—	50,782	Albertsons	$25.54
Woodman Van Nuys			CA	Los Angeles- Long Beach- Santa Ana	1992	107,614	107,614	98.6%	98.6%			—	77,648	El Super	$13.98
Woodside Central			CA	San Francisco- Oakland- Fremont	1993	80,591	80,591	100.0%	100.0%			113,000	—	(Target)	$20.48
Ygnacio Plaza	JV-M2	24.95%	CA	San Francisco- Oakland- Fremont	1968	109,701	27,370	100.0%	100.0%			—	—	—	$31.99

			CA			8,990,930	6,511,931	91.8%	91.3%	95.2%	96.2%	1,769,916	2,945,411

Applewood Shopping Center	JV-M2	24.95%	CO	Denver- Aurora	1956	375,622	93,718	94.2%	94.2%			—	71,074	King Soopers, Wal-Mart	$9.32
Arapahoe Village	JV-M2	24.95%	CO	Boulder	1957	159,237	39,730	97.3%	97.3%			—	43,500	Safeway	$16.98
Belleview Square			CO	Denver- Aurora	1978	117,335	117,335	100.0%	100.0%			—	65,104	King Soopers	$15.30
Boulevard Center			CO	Denver- Aurora	1986	88,512	88,512	70.1%	70.1%			52,700	52,700	(Safeway)	$23.00
Buckley Square			CO	Denver- Aurora	1978	116,147	116,147	90.6%	90.6%			—	62,400	King Soopers	$8.10
Centerplace of Greeley Phase III			CO	Greeley	2007	94,090	94,090	76.6%	76.6%			—	—	Sports Authority	$14.93
Cherrywood Square	JV-M2	24.95%	CO	Denver- Aurora	1978	86,162	21,497	88.7%	88.7%			—	51,640	King Soopers	$10.01
Crossroads Commons	JV-C	20%	CO	Boulder	1986	143,444	28,689	96.8%	96.8%			—	39,247	Whole Foods	$22.15
Falcon Marketplace			CO	Colorado Springs	2005	22,491	22,491	64.9%	64.9%			184,305	50,000	(Wal-Mart Supercenter)	$24.04
Hilltop Village	JV-M3	25%	CO	Denver- Aurora	2003	100,029	25,007	93.7%	93.7%			—	66,000	King Soopers	$8.76
South Lowry Square			CO	Denver- Aurora	1993	119,916	119,916	88.9%	88.9%			—	62,600	Safeway	$12.50
Littleton Square			CO	Denver- Aurora	1997	94,222	94,222	91.2%	91.2%			—	49,751	King Soopers	$12.04
Lloyd King Center			CO	Denver- Aurora	1998	83,326	83,326	100.0%	100.0%			—	61,040	King Soopers	$11.41
Marketplace at Briargate			CO	Colorado Springs	2006	29,075	29,075	84.8%	84.8%			66,000	66,000	(King Soopers)	$27.53
Monument Jackson Creek			CO	Colorado Springs	1999	85,263	85,263	100.0%	100.0%			—	69,913	King Soopers	$10.78
NorthGate Village			CO	Greeley	2008	30,031	30,031	0.0%	0.0%			125,000	125,000	(King Soopers)	NA
Ralston Square Shopping Center	JV-M2	24.95%	CO	Denver- Aurora	1977	82,750	20,646	96.1%	96.1%			—	55,311	King Soopers	$9.13
Shops at Quail Creek			CO	Denver- Aurora	2008	37,645	37,645	54.2%	54.2%			99,844	99,844	(King Soopers)	$24.15
Stroh Ranch			CO	Denver- Aurora	1998	93,436	93,436	94.8%	94.8%			—	69,719	King Soopers	$11.90
Woodmen Plaza			CO	Colorado Springs	1998	116,233	116,233	86.3%	86.3%			—	69,716	King Soopers	$13.59

			CO			2,074,966	1,357,009	89.8%	87.2%	92.9%	91.8%	527,849	1,230,559

Corbin’s Corner	JV-M2	24.95%	CT	Hartford- West Hartford- East Hartford	1962	179,860	44,875	100.0%	100.0%			—	10,150	Trader Joe’s	$22.79

			CT			179,860	44,875	100.0%	100.0%	100.0%	100.0%	—	10,150

Shops at The Columbia	JV-RC	25%	DC	Washington- Arlington- Alexandria	2006	22,812	5,703	100.0%	100.0%			—	11,833	Trader Joe’s	$34.62
Spring Valley Shopping Center	JV-M2	24.95%	DC	Washington- Arlington- Alexandria	1930	16,835	4,200	100.0%	100.0%			—	—	—	$65.05
			DC			39,647	9,903	100.0%	100.0%	100.0%	100.0%	—	11,833
First State Plaza	JV-M2	24.95%	DE	Philadelphia- Camden- Wilmington	1988	164,779	41,112	86.8%	86.8%			—	57,319	Shop Rite	$14.76
Pike Creek			DE	Philadelphia- Camden- Wilmington	1981	229,510	229,510	99.2%	99.2%			—	49,069	Acme Markets, K-Mart	$13.03
Shoppes of Graylyn	JV-M2	24.95%	DE	Philadelphia- Camden- Wilmington	1971	66,808	16,669	92.9%	92.9%			—	—	—	$19.42
White Oak—Dover, DE			DE	Dover	2000	10,908	10,908	100.0%	100.0%			—	—	—	$32.73

			DE			472,005	298,199	94.0%	97.2%	94.0%	97.2%	—	106,388

Anastasia Plaza	JV-M	25%	FL	Jacksonville	1988	102,342	25,586	93.4%	93.4%			—	48,555	Publix	$11.18
Aventura Shopping Center			FL	Miami-Fort Lauderdale- Miami Beach	1974	102,876	102,876	92.2%	92.2%			—	35,908	Publix	$16.55
Beneva Village Shops			FL	Sarasota- Bradenton- Venice	1987	141,532	141,532	77.6%	77.6%			—	42,112	Publix	$11.33
Berkshire Commons			FL	Naples- Marco Island	1992	106,354	106,354	98.9%	98.9%			—	65,537	Publix	$12.45
Bloomingdale Square			FL	Tampa-St. Petersburg- Clearwater	1987	267,736	267,736	96.7%	96.7%			—	39,795	Publix, Wal-Mart, Bealls	$8.74
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale- Miami Beach	1993	124,924	124,924	83.5%	83.5%			—	56,000	Winn-Dixie	$11.58
Caligo Crossing			FL	Miami-Fort Lauderdale- Miami Beach	2007	10,762	10,762	74.9%	74.9%			98,165	—	(Kohl’s)	$35.85
Canopy Oak Center	JV-O	50%	FL	Ocala	2006	90,043	45,022	76.2%	76.2%			—	54,340	Publix	$17.47
Carriage Gate			FL	Tallahassee	1978	76,784	76,784	94.3%	94.3%			—	—	—	$12.77
Chasewood Plaza			FL	Miami-Fort Lauderdale- Miami Beach	1986	155,603	155,603	96.7%	96.7%			—	54,420	Publix	$17.22
Corkscrew Village			FL	Cape Coral- Fort Myers	1997	82,011	82,011	93.6%	93.6%			—	51,420	Publix	$12.34
Courtyard Shopping Center			FL	Jacksonville	1987	137,256	137,256	100.0%	100.0%			62,771	62,771	(Publix), Target	$3.17
East Port Plaza			FL	Port St. Lucie-Fort Pierce	1991	149,363	149,363	66.8%	66.8%			—	42,112	Publix	$11.39
East Towne Center			FL	Orlando	2003	69,841	69,841	98.0%	98.0%			—	44,840	Publix	$14.00
First Street Village			FL	Cape Coral- Fort Myers	2006	54,926	54,926	91.8%	91.8%			—	39,393	Publix	$16.88
Five Corners Plaza	JV-RC	25%	FL	Miami-Fort Lauderdale- Miami Beach	2001	44,647	11,162	88.1%	88.1%			—	27,887	Publix	$13.52
Fleming Island			FL	Jacksonville	2000	136,663	136,663	86.4%	86.4%			129,807	47,955	Publix, (Target)	$12.10
Garden Square			FL	Miami-Fort Lauderdale- Miami Beach	1991	90,258	90,258	98.2%	98.2%			—	42,112	Publix	$14.74
Grande Oak			FL	Cape Coral- Fort Myers	2000	78,784	78,784	100.0%	100.0%			—	54,379	Publix	$14.42
Hibernia Pavilion			FL	Jacksonville	2006	51,298	51,298	92.5%	92.5%			—	39,203	Publix	$16.94
Hibernia Plaza			FL	Jacksonville	2006	8,400	8,400	33.3%	33.3%			—	—	—	$21.36
Horton’s Corner			FL	Jacksonville	2007	14,820	14,820	100.0%	100.0%			—	—	—	$25.71

Portfolio Summary Report By Region

June 30, 2009

					Yr Const, Last Renovation or Dev Start Yr	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA		GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Island Crossing	JV-C2	20%	FL	Port St. Lucie-Fort Pierce	1996	58,456	11,691	100.0%	100.0%			—	47,955	Publix	$10.01
John’s Creek Center	JV-C2	20%	FL	Jacksonville	2004	75,101	15,020	96.0%	96.0%			—	44,840	Publix	$13.57
Julington Village	JV-C	20%	FL	Jacksonville	1999	81,820	16,364	100.0%	100.0%			—	51,420	Publix	$14.11
Kings Crossing Sun City			FL	Tampa-St. Petersburg-Clearwater	1999	75,020	75,020	98.4%	98.4%			—	51,420	Publix	$11.81
Marketplace St Pete			FL	Tampa-St. Petersburg-Clearwater	1983	90,296	90,296	77.6%	77.6%			—	36,464	Publix	$12.90
Martin Downs Village Center			FL	Port St. Lucie-Fort Pierce	1985	112,667	112,667	91.9%	91.9%			—	—	—	$15.24
Martin Downs Village Shoppes			FL	Port St. Lucie-Fort Pierce	1998	48,937	48,937	95.5%	95.5%			—	—	—	$17.59
Millhopper Shopping Center			FL	Gainesville	1974	84,065	84,065	100.0%	100.0%			—	37,244	Publix	$10.18
Naples Walk Shopping Center			FL	Naples-Marco Island	1999	125,390	125,390	89.0%	89.0%			—	51,420	Publix	$16.14
Newberry Square			FL	Gainesville	1986	180,524	180,524	95.6%	95.6%			—	39,795	Publix, K-Mart	$7.61
Nocatee Town Center			FL	Jacksonville	2007	69,806	69,806	77.8%	77.8%			—	54,340	Publix	NA
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	1995	75,495	75,495	100.0%	100.0%			—	47,955	Publix	$12.58
Oakleaf Commons			FL	Jacksonville	2006	73,719	73,719	79.1%	79.1%			—	45,600	Publix	$14.10
Ocala Corners	JV-M	25%	FL	Tallahassee	2000	86,772	21,693	100.0%	100.0%			—	61,171	Publix	$13.16
Old St Augustine Plaza			FL	Jacksonville	1990	232,459	232,459	99.1%	99.1%			—	51,832	Publix, Burlington Coat Factory, Hobby Lobby	$7.66
Pine Tree Plaza			FL	Jacksonville	1999	63,387	63,387	91.3%	91.3%			—	37,866	Publix	$13.06
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	77,747	15,549	98.4%	98.4%			—	44,840	Publix	$16.63
Regency Square			FL	Tampa-St. Petersburg-Clearwater	1986	349,848	349,848	97.9%	97.9%			66,000	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$14.09
Shoppes @ 104	JV-M	25%	FL	Miami-Fort Lauderdale-Miami Beach	1990	108,192	27,048	100.0%	100.0%			—	46,368	Winn-Dixie	$13.52
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	105,319	52,660	97.3%	97.3%			97,000	44,840	Publix, (Kohl’s)	$17.80
Shoppes at Bartram Park Phase II	JV-O	50%	FL	Jacksonville	2008	14,640	7,320	28.5%	28.5%			—	—	—	$21.98
Shops at John’s Creek			FL	Jacksonville	2004	15,490	15,490	89.5%	89.5%			—	—	—	$21.04
Starke			FL	None	2000	12,739	12,739	100.0%	100.0%			—	—	—	$23.83
Suncoast Crossing Phase I			FL	Tampa-St. Petersburg-Clearwater	2007	108,434	108,434	91.9%	91.9%			—	—	Kohl’s	$28.00
Suncoast Crossing Phase II			FL	Tampa-St. Petersburg-Clearwater	2008	9,452	9,452	0.0%	0.0%			143,055	—	(Target)	NA
Town Center at Martin Downs			FL	Port St. Lucie-Fort Pierce	1996	64,546	64,546	100.0%	100.0%			—	56,146	Publix	$12.75
Town Square			FL	Tampa-St. Petersburg-Clearwater	1999	44,380	44,380	100.0%	100.0%			—	—	—	$26.77
Village Center			FL	Tampa-St. Petersburg-Clearwater	1993	181,110	181,110	98.6%	98.6%			—	36,434	Publix	$12.58
Village Commons Shopping Center	JV-M2	24.95%	FL	Miami-Fort Lauderdale-Miami Beach	1986	169,053	42,179	89.6%	89.6%			—	39,975	Publix	$17.43
Vineyard Shopping Center	JV-M3	25%	FL	Tallahassee	2002	62,821	15,705	82.2%	82.2%			—	44,271	Publix	$11.28
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1982	109,949	109,949	95.5%	95.5%			—	46,779	Publix	$10.33
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	1982	107,325	107,325	96.9%	96.9%			—	44,840	Publix	$19.00
Westchase			FL	Tampa-St. Petersburg-Clearwater	1998	78,998	78,998	95.2%	95.2%			—	51,420	Publix	$12.65
Willa Springs			FL	Orlando	2000	89,930	89,930	96.9%	96.9%			—	44,271	Publix	$15.06

			FL			5,341,110	4,571,155	92.7%	92.6%	94.0%	93.8%	596,798	2,008,245

Ashford Place			GA	Atlanta-Sandy Springs-Marietta	1993	53,449	53,449	69.6%	69.6%			—	—	—	$20.53
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	1962	39,204	39,204	100.0%	100.0%			—	—	—	$16.64
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	1990	187,156	187,156	85.5%	85.5%			—	43,454	Publix	$14.53
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	1984	48,338	48,338	97.7%	97.7%			—	—	—	$15.54
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	1979	71,474	71,474	99.9%	99.9%			—	40,852	Kroger	$12.19
Chapel Hill Centre			GA	Atlanta-Sandy Springs-Marietta	2005	66,970	66,970	96.4%	96.4%			88,713	—	(Kohl’s)	$11.53
Cromwell Square			GA	Atlanta-Sandy Springs-Marietta	1990	70,282	70,282	91.5%	91.5%			—	—	—	$10.63
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	1991	100,539	100,539	79.1%	79.1%			—	45,044	Publix	$15.60
Dunwoody Hall			GA	Atlanta-Sandy Springs-Marietta	1986	89,351	89,351	98.8%	98.8%			—	44,271	Publix	$14.56
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	1975	120,598	120,598	84.6%	84.6%			—	18,400	Fresh Market	$17.24
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	1984	97,990	97,990	95.1%	95.1%			—	31,000	Publix	$16.29
King Plaza	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1998	81,432	16,286	94.3%	94.3%			—	51,420	Publix	$12.53
Lindbergh Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1998	27,059	6,765	100.0%	100.0%			—	—	—	$24.02
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	1986	137,139	137,139	95.0%	95.0%			—	—	—	$18.13
Lost Mountain Crossing	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1994	72,568	14,514	96.7%	96.7%			—	47,814	Publix	$11.79
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	1987	61,697	61,697	100.0%	100.0%			—	—	—	$30.08
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	1987	95,703	95,703	92.0%	92.0%			—	—	—	$21.73
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	1994	78,896	78,896	100.0%	100.0%			—	47,955	Publix	$10.54
Rivermont Station			GA	Atlanta-Sandy Springs-Marietta	1996	90,267	90,267	78.0%	78.0%			—	58,261	Kroger	$15.61
Roswell Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1999	201,979	50,495	91.4%	91.4%			—	11,606	Trader Joe’s, Pike Nurseries	$13.28
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	1995	98,559	98,559	93.0%	93.0%			—	63,296	Kroger	$11.62
Trowbridge Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1998	62,558	15,640	100.0%	100.0%			—	37,888	Publix	$10.88
Woodstock Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1994	66,122	16,531	92.6%	92.6%			—	54,322	Kroger	$9.12

			GA			2,019,330	1,627,842	91.6%	91.0%	91.6%	91.0%	88,713	595,583

Baker Hill Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1998	135,355	27,071	93.9%	93.9%			—	72,397	Dominick’s	$14.38
Brentwood Commons	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1962	125,585	31,333	80.6%	80.6%			—	64,762	Dominick’s	$11.96
Carbondale Center	JV-D	16.40%	IL	Carbondale	1997	59,726	9,795	100.0%	100.0%			—	56,726	Schnucks	$10.17
Civic Center Plaza	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1989	264,973	66,111	98.0%	98.0%			—	87,135	Super H Mart, Home Depot	$10.74
Champaign Commons	JV-D	16.40%	IL	Champaign-Urbana	1990	88,105	14,449	90.7%	90.7%			—	72,326	Schnucks	$8.65
Country Club Plaza	JV-D	16.40%	IL	St. Louis	2001	86,867	14,246	98.4%	98.4%			—	54,554	Schnucks	$7.05
Deer Grove Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1996	239,356	47,871	75.8%	75.8%			117,000	65,816	Dominick’s, (Target)	$13.75
Frankfort Crossing Shpg Ctr			IL	Chicago-Naperville-Joliet	1992	114,534	114,534	91.8%	91.8%			—	64,937	Jewel / OSCO	$12.67
Geneva Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1997	123,182	24,636	92.7%	92.7%			—	72,385	Dominick’s	$13.91

Portfolio Summary Report By Region

June 30, 2009

					Yr Const, Last Renovation or Dev Start Yr	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA		GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Granite City	JV-D	16%	IL	St. Louis	2004	46,237	7,583	100.0%	100.0%			—	46,237	Schnucks	$8.28
Hinsdale			IL	Chicago-Naperville-Joliet	1986	178,960	178,960	78.9%	78.9%			—	69,540	Dominick’s	$13.37
McHenry Commons Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1988	100,526	25,081	16.6%	16.6%			—	—	—	$16.33
Montvale Commons	JV-D	16.40%	IL	Springfield	1996	73,937	12,126	98.1%	98.1%			—	62,447	Schnucks	$10.54
Oaks Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1983	135,005	33,684	87.3%	87.3%			—	63,863	Dominick’s	$14.79
Riverside Sq & River’s Edge	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1986	169,435	42,274	98.6%	98.6%			—	74,495	Dominick’s	$14.39
Riverview Plaza	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1981	139,256	34,744	97.7%	97.7%			—	50,094	Dominick’s	$11.01
Shorewood Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	2001	87,705	17,541	98.2%	98.2%			—	65,977	Dominick’s	$14.60
Shorewood Crossing II	JV-C2	20%	IL	Chicago-Naperville-Joliet	2005	86,276	17,255	98.1%	98.1%			—	—	--	$13.38
Stearns Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1999	96,613	19,323	97.0%	97.0%			—	65,613	Dominick’s	$14.02
Stonebrook Plaza Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1984	95,825	23,908	100.0%	100.0%			—	63,000	Dominick’s	$11.38
Swansea Plaza	JV-D	16.40%	IL	St. Louis	1988	118,892	19,498	97.1%	97.1%			—	70,017	Schnucks	$10.07
Urbana Crossing	JV-D	16.40%	IL	Champaign-Urbana	1997	85,196	13,972	96.7%	96.7%			—	62,105	Schnucks	$11.13
Westbrook Commons			IL	Chicago-Naperville-Joliet	1984	121,502	121,502	81.7%	81.7%			—	51,304	Dominick’s	$11.97

			IL			2,773,048	917,499	89.0%	86.6%	89.0%	86.6%	117,000	1,355,730

Airport Crossing			IN	Chicago-Naperville-Joliet	2006	11,924	11,924	66.4%	66.4%			89,911	—	(Kohl’s)	$16.81
Augusta Center			IN	Chicago-Naperville-Joliet	2006	14,536	14,536	70.1%	70.1%			213,988	213,988	(Menards)	$30.65
Evansville West Center	JV-D	16.40%	IN	Evansville	1989	79,885	13,101	91.9%	91.9%			—	62,273	Schnucks	$8.50
Greenwood Springs			IN	Indianapolis	2004	28,028	28,028	29.9%	29.9%			265,798	50,000	(Gander Mountain), (Wal-Mart Supercenter)	$19.33
Willow Lake Shopping Center	JV-M2	24.95%	IN	Indianapolis	1987	85,923	21,438	77.4%	77.4%			64,000	64,000	(Kroger)	$16.83
Willow Lake West Shopping Center	JV-M2	24.95%	IN	Indianapolis	2001	52,961	13,214	100.0%	100.0%			—	10,028	Trader Joe’s	$21.80

			IN			273,257	102,241	80.3%	66.9%	80.9%	66.9%	633,697	400,289

Walton Towne Center			KY	Cincinnati-Middletown	2007	23,184	23,184	63.7%	63.7%			116,432	116,432	(Kroger)	$16.47

			KY			23,184	23,184	63.7%	63.7%	NA	NA	116,432	116,432

Shops at Saugus			MA	Boston-Cambridge-Quincy	2006	94,204	94,204	84.2%	84.2%			—	11,000	Trader Joe’s	$25.75
Speedway Plaza	JV-C2	20%	MA	Worcester	1988	185,279	37,056	100.0%	100.0%			—	59,970	Stop & Shop, BJ’s Wholesale	$10.37
Twin City Plaza			MA	Boston-Cambridge-Quincy	2004	281,703	281,703	94.0%	94.0%			—	62,500	Shaw’s, Marshall’s	$15.95

			MA			561,186	412,963	94.3%	92.3%	96.4%	94.7%	—	133,470

Bowie Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1966	104,037	25,957	82.8%	82.8%			—	21,750	Giant Food	$19.70
Clinton Park	JV-C	20%	MD	Washington-Arlington-Alexandria	2003	206,050	41,210	89.4%	89.4%			49,000	43,000	Giant Food, Sears, (Toys “R” Us)	$8.74
Cloppers Mill Village	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1995	137,035	34,190	100.0%	100.0%			—	70,057	Shoppers Food Warehouse	$18.07
Elkridge Corners	JV-M2	24.95%	MD	Baltimore-Towson	1990	73,529	18,345	100.0%	100.0%			—	39,571	Super Fresh	$14.70
Festival at Woodholme	JV-M2	24.95%	MD	Baltimore-Towson	1986	81,028	20,216	92.6%	92.6%			—	10,370	Trader Joe’s	$34.40
Firstfield Shopping Center	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1978	22,328	5,571	93.3%	93.3%			—	—	—	$35.26
Goshen Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1987	45,654	11,391	87.7%	87.7%			—	—	—	$19.66
King Farm Village Center	JV-RC	25%	MD	Washington-Arlington-Alexandria	2001	118,326	29,582	95.7%	95.7%			—	53,754	Safeway	$25.06
Lee Airport			MD	Baltimore-Towson	2005	106,915	106,915	77.8%	77.8%			75,000	70,260	Giant Food, (Sunrise)	NA
Mitchellville Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1991	156,125	38,953	88.0%	88.0%			—	45,100	Food Lion	$22.15
Parkville Shopping Center	JV-M2	24.95%	MD	Baltimore-Towson	1961	162,435	40,528	96.1%	96.1%			—	41,223	Super Fresh	$11.37
Southside Marketplace	JV-M2	24.95%	MD	Baltimore-Towson	1990	125,146	31,224	96.5%	96.5%			—	44,264	Shoppers Food Warehouse	$15.44
Takoma Park	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1960	106,469	26,564	99.5%	99.5%			—	63,643	Shoppers Food Warehouse	$10.34
Valley Centre	JV-M2	24.95%	MD	Baltimore-Towson	1987	247,837	61,835	95.8%	95.8%			—	—	—	$14.96
Watkins Park Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1985	113,443	28,304	93.6%	93.6%			—	43,205	Safeway	$18.88
Woodmoor Shopping Center	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1954	67,403	16,817	90.9%	90.9%			—	—	—	$25.09

			MD			1,873,760	537,603	92.8%	90.6%	93.7%	93.8%	124,000	546,197

Fenton Marketplace			MI	Flint	1999	97,224	97,224	91.4%	91.4%			—	53,739	Farmer Jack	$12.95
State Street Crossing			MI	Ann Arbor	2006	21,049	21,049	48.3%	48.3%			147,491	—	(Wal-Mart)	$19.43

			MI			118,273	118,273	83.7%	83.7%	91.4%	91.4%	147,491	53,739

Affton Plaza	JV-D	16.40%	MO	St. Louis	2000	67,760	11,113	100.0%	100.0%			—	61,218	Schnucks	$6.02
Bellerive Plaza	JV-D	16.40%	MO	St. Louis	2000	115,208	18,894	91.2%	91.2%			—	67,985	Schnucks	$9.49
Brentwood Plaza	JV-D	16.40%	MO	St. Louis	2002	60,452	9,914	100.0%	100.0%			—	51,800	Schnucks	$9.84
Bridgeton	JV-D	16.40%	MO	St. Louis	2005	70,762	11,605	97.3%	97.3%			129,802	63,482	Schnucks, (Home Depot)	$11.82
Butler Hill Centre	JV-D	16.40%	MO	St. Louis	1987	90,889	14,906	97.0%	97.0%			—	63,304	Schnucks	$10.70
Capital Crossing	JV-D	16.40%	MO	Jefferson City	2002	85,149	13,964	98.6%	98.6%			—	63,111	Schnucks	$11.14
City Plaza	JV-D	16.40%	MO	St. Louis	1998	80,149	13,144	94.9%	94.9%			—	62,348	Schnucks	$9.00
Crestwood Commons	JV-D	16.40%	MO	St. Louis	1994	67,285	11,035	100.0%	100.0%			132,463	67,285	Schnucks, (Best Buy), (Gordman’s)	$11.79
Dardenne Crossing	JV-D	16.40%	MO	St. Louis	1996	67,430	11,059	100.0%	100.0%			—	63,333	Schnucks	$10.96
Dorsett Village	JV-D	16.40%	MO	St. Louis	1998	104,217	17,092	98.1%	98.1%			35,090	59,483	Schnucks, (Orlando Gardens Banquet Center)	$11.77
Kirkwood Commons	JV-D	16.40%	MO	St. Louis	2000	467,703	76,703	100.0%	100.0%			258,000	—	Wal-Mart, (Target), (Lowe’s)	$9.40
Lake St. Louis	JV-D	16.40%	MO	St. Louis	2004	75,643	12,405	100.0%	100.0%			—	63,187	Schnucks	$12.95
O’Fallon Centre	JV-D	16.40%	MO	St. Louis	1984	71,300	11,693	90.2%	90.2%			—	55,050	Schnucks	$8.25
Plaza 94	JV-D	16.40%	MO	St. Louis	2005	66,555	10,915	97.2%	97.2%			—	52,844	Schnucks	$9.60
Richardson Crossing	JV-D	16.40%	MO	St. Louis	2000	82,994	13,611	97.1%	97.1%			—	61,494	Schnucks	$12.09
Shackelford Center	JV-D	16.40%	MO	St. Louis	2006	49,635	8,140	97.4%	97.4%			—	45,960	Schnucks	$7.42
Sierra Vista Plaza	JV-D	16.40%	MO	St. Louis	1993	74,666	12,245	100.0%	100.0%			—	56,201	Schnucks	$10.10
Twin Oaks	JV-D	16.40%	MO	St. Louis	2006	71,682	11,756	98.3%	98.3%			—	63,482	Schnucks	$12.06
University City Square	JV-D	16.40%	MO	St. Louis	1997	79,230	12,994	100.0%	100.0%			—	61,600	Schnucks	$9.17
Washington Crossing	JV-D	16.40%	MO	St. Louis	1999	117,626	19,291	95.1%	95.1%			—	56,250	Schnucks	$10.93

Portfolio Summary Report By Region

June 30, 2009

					Yr Const, Last Renovation or Dev Start Yr	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA		GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Wentzville Commons	JV-D	16.40%	MO	St. Louis	2000	74,205	12,170	100.0%	100.0%			106,086	61,860	Schnucks, (Home Depot)	$10.98
Wildwood Crossing	JV-D	16.40%	MO	St. Louis	1997	108,200	17,745	85.1%	85.1%			—	61,500	Schnucks	$11.49
Zumbehl Commons	JV-D	16.40%	MO	St. Louis	1990	116,682	19,136	94.2%	94.2%			—	74,672	Schnucks	$8.66
			MO			2,265,422	371,529	97.2%	97.2%	97.2%	97.2%	661,441	1,337,449
Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1998	184,841	46,210	99.5%	99.5%			87,437	61,736	Rainbow Foods, Jo-Ann Fabrics, Savers, (Burlington Coat Factory)	$10.93
Colonial Square	JV-M2	24.95%	MN	Minneapolis-St. Paul-Bloomington	1959	93,200	23,253	96.1%	96.1%			—	43,978	Lund’s	$16.40
Rockford Road Plaza	JV-M2	24.95%	MN	Minneapolis-St. Paul-Bloomington	1991	205,897	51,371	95.5%	95.5%			—	65,608	Rainbow Foods	$12.24

			MN			483,938	120,835	97.1%	97.1%	97.1%	97.1%	87,437	171,322

Cameron Village	JV-CCV	30%	NC	Raleigh-Cary	1949	635,918	190,775	85.4%	85.4%			—	79,830	Harris Teeter, Fresh Market	$15.86
Carmel Commons			NC	Charlotte-Gastonia-Concord	1979	132,651	132,651	100.0%	100.0%			—	14,300	Fresh Market	$16.15
Cochran Commons	JV-C2	20%	NC	Charlotte-Gastonia-Concord	2003	66,020	13,204	97.4%	97.4%			—	41,500	Harris Teeter	$15.33
Fuquay Crossing	JV-RC	25%	NC	Raleigh-Cary	2002	124,774	31,194	93.5%	93.5%			—	46,478	Kroger	$9.82
Garner Towne Square			NC	Raleigh-Cary	1998	221,776	221,776	95.9%	95.9%			273,000	57,590	Kroger, (Home Depot), (Target)	$13.04
Glenwood Village			NC	Raleigh-Cary	1983	42,864	42,864	100.0%	100.0%			—	27,764	Harris Teeter	$13.59
Harris Crossing			NC	Burlington	2007	76,818	76,818	71.4%	71.4%			—	53,365	Harris Teeter	NA
Lake Pine Plaza			NC	Raleigh-Cary	1997	87,690	87,690	98.4%	98.4%			—	57,590	Kroger	$11.77
Maynard Crossing			NC	Raleigh-Cary	1997	122,782	122,782	96.4%	96.4%			—	55,973	Kroger	$15.16
Middle Creek Commons			NC	Raleigh-Cary	2006	73,635	73,635	79.6%	79.6%			—	49,495	Lowes Foods	$15.26
Shoppes of Kildaire	JV-M2	24.95%	NC	Raleigh-Cary	1986	148,204	36,977	92.1%	92.1%			—	18,613	Trader Joe’s	$14.89
Southpoint Crossing			NC	Durham	1998	103,128	103,128	98.6%	98.6%			—	59,160	Kroger	$15.89
Sutton Square	JV-C2	20%	NC	Raleigh-Cary	1985	101,846	20,369	80.2%	80.2%			—	24,167	—	$14.79
Woodcroft Shopping Center			NC	Durham	1984	89,833	89,833	97.0%	97.0%			—	40,832	Food Lion	$11.90

			NC			2,027,939	1,243,696	90.6%	92.5%	91.8%	94.9%	273,000	626,657

Merrimack Shopping Center			NH	Manchester-Nashua	2004	84,793	84,793	80.9%	80.9%			—	54,000	Shaw’s	$12.09

			NH			84,793	84,793	80.9%	80.9%	80.9%	80.9%	—	54,000

Plaza Square	JV-M2	24.95%	NJ	New York-Northern New Jersey-Long Island	1990	103,842	25,909	97.6%	97.6%			—	60,000	Shop Rite	$22.03
Haddon Commons	JV-M2	24.95%	NJ	Philadelphia-Camden-Wilmington	1985	52,640	13,134	93.4%	93.4%			—	34,240	Acme Markets	$5.19

			NJ			156,482	39,042	96.2%	96.2%	96.2%	96.2%	—	94,240

Anthem Highlands Shopping Center			NV	Las Vegas-Paradise	2004	93,516	93,516	84.5%	84.5%			—	53,963	Albertsons	$14.77
Deer Springs Town Center			NV	Las Vegas-Paradise	2007	338,488	338,488	77.0%	77.0%			132,360	—	(Target), Home Depot, Toys “R” Us	$20.05
Centennial Crossroads Plaza	JV-M	25.00%	NV	Las Vegas-Paradise	2002	99,064	24,766	93.4%	93.4%			154,000	55,256	Von’s Food & Drug, (Target)	$13.10

			NV			531,068	456,770	81.4%	79.4%	89.1%	86.3%	286,360	109,219

Beckett Commons			OH	Cincinnati-Middletown	1995	121,498	121,498	100.0%	100.0%			—	70,815	Kroger	$10.09
Cherry Grove			OH	Cincinnati-Middletown	1997	195,513	195,513	96.1%	96.1%			—	66,336	Kroger	$10.25
East Pointe			OH	Columbus	1993	86,503	86,503	100.0%	100.0%			—	59,120	Kroger	$10.81
Hyde Park			OH	Cincinnati-Middletown	1995	396,861	396,861	97.2%	97.2%			—	169,267	Kroger, Biggs	$13.66
Indian Springs Market Center	JV-RRP	20%	OH	Cincinnati-Middletown	2005	146,116	29,223	100.0%	100.0%			203,000	—	Kohl’s, (Wal-Mart Supercenter)	$5.09
Kingsdale Shopping Center			OH	Columbus	1999	266,878	266,878	43.4%	43.4%			—	56,006	Giant Eagle	$14.27
Kroger New Albany Center			OH	Columbus	1999	91,722	91,722	93.2%	93.2%			—	63,805	Kroger	$11.72
Maxtown Road (Northgate)			OH	Columbus	1996	85,100	85,100	100.0%	100.0%			90,000	62,000	Kroger, (Home Depot)	$10.89
Park Place Shopping Center			OH	Columbus	1988	106,832	106,832	60.1%	60.1%			—	—	—	$9.60
Red Bank Village			OH	Cincinnati-Middletown	2006	174,315	174,315	87.9%	87.9%			—	—	Wal-Mart	$4.99
Regency Commons			OH	Cincinnati-Middletown	2004	30,770	30,770	80.5%	80.5%			—	—	—	$23.46
Shoppes at Mason			OH	Cincinnati-Middletown	1997	80,800	80,800	96.5%	96.5%			—	56,800	Kroger	$10.11
Sycamore Crossing & Sycamore Plaza	JV-RRP	20.00%	OH	Cincinnati-Middletown	1966	390,957	78,191	88.4%	88.4%			—	25,723	Fresh Market, Macy’s Furniture Gallery, Toys ‘R Us, Dick’s Sporting Goods	$16.67
Wadsworth Crossing			OH	Cleveland-Elyria-Mentor	2005	108,176	108,176	84.6%	84.6%			336,263	—	(Kohl’s), (Lowe’s), (Target)	$14.73
Westchester Plaza			OH	Cincinnati-Middletown	1988	88,181	88,181	98.4%	98.4%			—	66,523	Kroger	$9.96
Windmiller Plaza Phase I			OH	Columbus	1997	140,437	140,437	97.5%	97.5%			—	101,428	Kroger	$8.46

			OH			2,510,659	2,081,001	87.4%	86.6%	87.5%	86.6%	629,263	797,823

Corvallis Market Center			OR	Corvallis	2006	84,532	84,532	91.8%	91.8%			—	—	—	$16.50
Greenway Town Center	JV-M2	24.95%	OR	Portland-Vancouver-Beaverton	1979	93,101	23,229	95.7%	95.7%			—	37,500	Unified Western Grocers	$12.54
Hillsboro Market Center	JV-M	25%	OR	Portland-Vancouver-Beaverton	2000	148,051	37,013	94.0%	94.0%			—	57,370	Albertsons	$13.95
Hillsboro—Sports Authority/Best Buy			OR	Portland-Vancouver-Beaverton	2006	76,483	76,483	100.0%	100.0%			—	—	Sports Authority	$27.45
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	1988	148,967	148,967	98.6%	98.6%			—	41,132	Safeway	$14.72
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	1999	87,966	87,966	97.0%	97.0%			—	55,227	Safeway	$10.85
Sherwood Market Center			OR	Portland-Vancouver-Beaverton	1995	124,259	124,259	97.6%	97.6%			—	49,793	Albertsons	$17.71
Sunnyside 205			OR	Portland-Vancouver-Beaverton	1988	52,710	52,710	100.0%	100.0%			—	—	—	$22.08
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	2006	71,000	71,000	100.0%	100.0%			—	56,500	Whole Foods	$25.26
Walker Center			OR	Portland-Vancouver-Beaverton	1987	89,610	89,610	100.0%	100.0%			—	—	Sports Authority	$17.00

			OR			976,679	795,768	97.2%	97.8%	97.2%	97.8%	—	297,522

Allen Street Shopping Center	JV-M2	24.95%	PA	Allentown-Bethlehem-Easton	1958	46,228	11,534	96.7%	96.7%			—	22,075	Ahart Market	$13.37
City Avenue Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1960	159,036	39,679	94.2%	94.2%			—	—	—	$17.43
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	1960	219,337	219,337	90.2%	90.2%			—	11,100	Trader Joe’s	$23.89
Hershey			PA	Harrisburg-Carlisle	2000	6,000	6,000	100.0%	100.0%			—	—	—	$27.64
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	2006	14,820	14,820	100.0%	100.0%			—	—	—	NA
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	2007	85,729	85,729	67.5%	67.5%			133,000	—	(Target), Sports Authority	$32.75
Mayfair Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1988	112,276	28,013	84.9%	84.9%			—	25,673	Shop ‘N Bag	$15.93

Portfolio Summary Report By Region

June 30, 2009

					Yr Const, Last Renovation or Dev Start Yr	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA		GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Mercer Square Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1988	91,400	22,804	92.1%	92.1%			—	50,708	Genuardi’s	$18.99
Newtown Square Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1970	146,893	36,650	90.1%	90.1%			—	56,226	Acme Markets	$14.94
Silver Spring Square	JV-RRP	20.00%	PA	Harrisburg-Carlisle	2005	314,449	62,890	96.3%	96.3%			139,377	130,000	Wegmans, (Target)	$14.98
Stefko Boulevard Shopping Center	JV-M2	24.95%	PA	Allentown-Bethlehem-Easton	1976	133,824	33,389	90.2%	90.2%			—	73,000	Valley Farm Market	$7.17
Warwick Square Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1999	89,680	22,375	96.5%	96.5%			—	50,658	Genuardi’s	$17.18

			PA			1,419,672	583,220	91.1%	88.3%	92.5%	91.7%	272,377	419,440

Buckwalter Village			SC	Hilton Head Island-Beaufort	2006	59,602	59,602	88.3%	88.3%			—	45,600	Publix	$13.50
Merchants Village	JV-M2	25%	SC	Charleston-North Charleston	1997	79,724	19,891	97.0%	97.0%			—	37,888	Publix	$13.28
Murray Landing	JV-M3	25%	SC	Columbia	2003	64,359	16,090	97.8%	97.8%			—	44,840	Publix	$12.35
Orangeburg			SC	Charleston-North Charleston	2006	14,820	14,820	100.0%	100.0%			—	—	—	$23.01
Queensborough Shopping Center	JV-O	50%	SC	Charleston-North Charleston	1993	82,333	41,167	97.7%	97.7%			—	65,796	Publix	$9.95
Surfside Beach Commons	JV-C2	20%	SC	Myrtle Beach-Conway-North Myrtle Beach	1999	59,881	11,976	94.5%	94.5%			—	46,624	Bi-Lo	$11.73

			SC			360,719	163,546	95.6%	94.2%	97.0%	97.5%	—	240,748

Collierville Crossing	JV-D	16%	TN	Memphis	2004	86,065	14,115	96.2%	96.2%			125,500	63,193	Schnucks, (Target)	$12.40
Dickson Tn			TN	Nashville-Davidson--Murfreesboro	1998	10,908	10,908	100.0%	100.0%			—	—	—	$20.35
Harding Place			TN	Nashville-Davidson--Murfreesboro	2004	4,848	4,848	0.0%	0.0%			177,000	—	(Wal-Mart)	NA
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	1998	70,091	70,091	100.0%	100.0%			—	55,377	Publix	$13.50
Lebanon Center			TN	Nashville-Davidson--Murfreesboro	2006	63,801	63,801	75.9%	75.9%			—	45,600	Publix	$12.14
Nashboro Village			TN	Nashville-Davidson--Murfreesboro	1998	86,811	86,811	96.8%	96.8%			—	61,224	Kroger	$10.57
Northlake Village I & II			TN	Nashville-Davidson--Murfreesboro	1988	137,807	137,807	84.0%	84.0%			—	64,537	Kroger	$12.87
Peartree Village			TN	Nashville-Davidson--Murfreesboro	1997	109,904	109,904	97.9%	97.9%			—	60,647	Harris Teeter	$17.71

			TN			570,235	498,285	91.1%	90.4%	93.0%	92.5%	302,500	350,578

Alden Bridge			TX	Houston-Baytown-Sugar Land	1998	138,953	138,953	95.4%	95.4%			—	67,768	Kroger	$16.88
Atascocita Center			TX	Houston-Baytown-Sugar Land	2003	97,240	97,240	94.3%	94.3%			—	65,740	Kroger	$10.14
Bethany Park Place			TX	Dallas-Fort Worth-Arlington	1998	98,906	98,906	98.0%	98.0%			—	83,214	Kroger	$11.23
Cochran’s Crossing			TX	Houston-Baytown-Sugar Land	1994	138,192	138,192	98.0%	98.0%			—	63,449	Kroger	$16.23
Cooper Street			TX	Dallas-Fort Worth-Arlington	1992	133,196	133,196	91.5%	91.5%			102,950	—	(Home Depot)	$10.21
Fort Bend Center			TX	Houston-Baytown-Sugar Land	2000	30,164	30,164	92.1%	92.1%			67,106	67,106	(Kroger)	$16.61
Hancock			TX	Austin-Round Rock	1998	410,438	410,438	95.7%	95.7%			—	90,217	H.E.B., Sears	$12.65
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	2006	28,134	28,134	36.4%	36.4%			81,264	81,264	(Kroger)	$22.87
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	1991	14,530	14,530	100.0%	100.0%			—	—	—	$33.89
Highland Village			TX	Dallas-Fort Worth-Arlington	2005	351,635	351,635	80.2%	80.2%			—	—	AMC Theater	$25.86
Indian Springs Center	JV-O	50%	TX	Houston-Baytown-Sugar Land	2003	136,625	68,313	100.0%	100.0%			—	79,000	H.E.B.	$18.88
Keller Town Center			TX	Dallas-Fort Worth-Arlington	1999	114,937	114,937	94.1%	94.1%			—	63,631	Tom Thumb	$14.24
Kleinwood Center	JV-M3	25%	TX	Houston-Baytown-Sugar Land	2003	148,964	37,241	83.6%	83.6%			—	80,925	H.E.B.	$16.48
Kleinwood Center II			TX	Houston-Baytown-Sugar Land	2005	45,000	45,000	100.0%	100.0%			45,000	—	(LA Fitness)	$16.50
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	2002	56,674	56,674	91.4%	91.4%			62,804	62,804	(Albertsons)	$22.90
Main Street Center	JV-M2	24.95%	TX	Dallas-Fort Worth-Arlington	2002	42,754	10,667	74.8%	74.8%			62,322	62,322	(Albertsons)	$20.92
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	1990	96,353	96,353	98.8%	98.8%			—	64,228	Tom Thumb	$17.97
Market at Round Rock			TX	Austin-Round Rock	1987	122,646	122,646	61.7%	61.7%			—	29,523	Sprout’s Markets	$17.94
Memorial Collection Shopping Center	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1974	103,330	25,781	97.5%	97.5%			—	53,993	Randall’s Food	$14.59
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	1987	120,321	120,321	96.2%	96.2%			—	48,525	Tom Thumb	$14.62
North Hills			TX	Austin-Round Rock	1995	144,020	144,020	92.3%	92.3%			—	60,465	H.E.B.	$17.99
Panther Creek			TX	Houston-Baytown-Sugar Land	1994	165,560	165,560	93.3%	93.3%			—	65,800	Randall’s Food	$16.57
Preston Park			TX	Dallas-Fort Worth-Arlington	1985	239,333	239,333	90.6%	90.6%			—	53,118	Tom Thumb	$24.67
Prestonbrook			TX	Dallas-Fort Worth-Arlington	1998	91,537	91,537	97.2%	97.2%			—	63,636	Kroger	$13.40
Prestonwood Park			TX	Dallas-Fort Worth-Arlington	1999	101,167	101,167	68.1%	68.1%			62,322	62,322	(Albertsons)	$18.90
Rockwall Town Center			TX	Dallas-Fort Worth-Arlington	2004	46,095	46,095	100.0%	100.0%			73,770	57,017	(Kroger)	$22.59
Shiloh Springs			TX	Dallas-Fort Worth-Arlington	1998	110,040	110,040	93.4%	93.4%			—	60,932	Kroger	$14.30
Signature Plaza			TX	Dallas-Fort Worth-Arlington	2004	32,414	32,414	67.2%	67.2%			61,962	61,962	(Kroger)	$23.37
Sterling Ridge			TX	Houston-Baytown-Sugar Land	2000	128,643	128,643	100.0%	100.0%			—	63,373	Kroger	$17.69
Sweetwater Plaza	JV-C	20%	TX	Houston-Baytown-Sugar Land	2000	134,045	26,809	95.3%	95.3%			—	65,241	Kroger	$16.04
Trophy Club			TX	Dallas-Fort Worth-Arlington	1999	106,507	106,507	89.7%	89.7%			—	63,654	Tom Thumb	$13.02
Waterside Marketplace			TX	Houston-Baytown-Sugar Land	2007	24,859	24,859	79.1%	79.1%			102,984	102,984	(Kroger)	$23.28
Weslayan Plaza East	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1969	169,693	42,338	98.3%	98.3%			—	—	—	$13.64
Weslayan Plaza West	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1969	186,069	46,424	91.9%	91.9%			—	51,960	Randall’s Food	$16.32
Westwood Village			TX	Houston-Baytown-Sugar Land	2006	183,371	183,371	84.6%	84.6%			126,874	—	(Target)	$15.55
Woodway Collection	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1974	111,165	27,736	86.9%	86.9%			—	56,596	Randall’s Food	$15.16

			TX			4,403,510	3,656,174	90.5%	90.1%	92.2%	92.2%	849,358	1,952,769

601 King Street	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1980	8,349	2,083	79.2%	79.2%			—	—	—	$49.02
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	2000	91,905	91,905	96.8%	96.8%			—	48,999	Giant Food	$21.46
Ashburn Farm Village Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1996	88,897	22,180	97.3%	97.3%			—	57,030	Shoppers Food Warehouse	$14.18
Braemar Shopping Center	JV-RC	25%	VA	Washington-Arlington-Alexandria	2004	96,439	24,110	95.9%	95.9%			—	57,860	Safeway	$17.50
Centre Ridge Marketplace	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1996	104,100	25,973	100.0%	100.0%			—	55,138	Shoppers Food Warehouse	$16.55
Cheshire Station			VA	Washington-Arlington-Alexandria	2000	97,156	97,156	100.0%	100.0%			—	55,163	Safeway	$16.58
Culpeper Colonnade			VA	Culpeper	2006	139,725	139,725	96.0%	96.0%			127,307	68,421	Martin’s, (Target)	$16.05
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	1955	85,482	85,482	78.8%	78.8%			—	—	—	$13.56
Festival at Manchester Lakes	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1990	165,130	41,200	98.5%	98.5%			—	65,000	Shoppers Food Warehouse	$23.02

Portfolio Summary Report By Region

June 30, 2009

					Yr Const, Last Renovation or Dev Start Yr	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA		GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Fortuna Center Plaza	JV-RRP	20.00%	VA	Washington-Arlington-Alexandria	2004	90,131	18,026	100.0%	100.0%			123,735	66,870	Shoppers Food Warehouse, (Target)	$13.96
Fox Mill Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1977	103,269	25,766	97.6%	97.6%			—	49,837	Giant Food	$20.19
Gayton Crossing	JV-M2	24.95%	VA	Richmond	1983	156,917	39,151	95.4%	95.4%			—	38,408	Ukrop’s	$13.31
Greenbriar Town Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1972	340,006	84,831	97.6%	97.6%			—	62,319	Giant Food	$21.37
Hanover Village Shopping Center	JV-M2	24.95%	VA	Richmond	1971	96,146	23,988	69.9%	69.9%			—	—	—	$9.95
Hollymead Town Center	JV-C2	20.00%	VA	Charlottesville	2004	153,739	30,748	97.0%	97.0%			142,500	60,607	Harris Teeter, (Target)	$19.98
Kamp Washington Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1960	71,825	17,920	95.8%	95.8%			—	—	—	$32.77
Kings Park Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1966	74,702	18,638	95.6%	95.6%			—	28,161	Giant Food	$23.11
Lorton Station Marketplace	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	132,445	26,489	97.3%	97.3%			—	63,000	Shoppers Food Warehouse	$18.72
Lorton Town Center	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	51,807	10,361	91.3%	91.3%			—	—	—	$28.03
Market at Opitz Crossing			VA	Washington-Arlington-Alexandria	2003	149,791	149,791	81.0%	81.0%			—	51,922	Safeway	$14.80
Saratoga Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1977	113,013	28,197	97.8%	97.8%			—	55,713	Giant Food	$16.07
Shops at County Center			VA	Washington-Arlington-Alexandria	2005	96,694	96,694	98.8%	98.8%			—	52,409	Harris Teeter	$20.56
Signal Hill	JV-C2	20.00%	VA	Washington-Arlington-Alexandria	2004	95,172	19,034	97.5%	97.5%			—	67,470	Shoppers Food Warehouse	$18.14
Stonewall			VA	Washington-Arlington-Alexandria	2007	293,744	293,744	92.0%	92.0%			—	140,000	Wegmans	$14.42
Town Center at Sterling Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1980	190,069	47,422	94.2%	94.2%			—	46,935	Giant Food	$17.75
Village Center at Dulles	JV-C	20%	VA	Washington-Arlington-Alexandria	1991	298,271	59,654	97.7%	97.7%			—	48,424	Shoppers Food Warehouse, Gold’s Gym	$20.68
Village Shopping Center	JV-M2	24.95%	VA	Richmond	1948	111,177	27,739	100.0%	100.0%			—	45,023	Ukrop’s	$17.93
Willston Centre I	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1952	105,376	26,291	94.0%	94.0%			—	—	—	$20.97
Willston Centre II	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1986	127,449	31,799	96.2%	96.2%			140,984	42,491	Safeway, (Target)	$18.23

			VA			3,728,926	1,606,098	94.9%	93.4%	95.2%	93.7%	534,526	1,327,200

Aurora Marketplace	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1991	106,921	26,677	98.3%	98.3%			—	48,893	Safeway	$15.04
Cascade Plaza	JV-C	20%	WA	Seattle-Tacoma-Bellevue	1999	211,072	42,214	97.1%	97.1%			—	49,440	Safeway	$11.68
Eastgate Plaza	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1956	78,230	19,518	100.0%	100.0%			—	28,775	Albertsons	$21.30
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	1985	17,253	17,253	100.0%	100.0%			—	—	—	$27.28
Orchards Market Center I	JV-RRP	20%	WA	Portland-Vancouver-Beaverton	2004	100,663	20,133	100.0%	100.0%			—	—	Sportsman’s Warehouse	$12.51
Orchards Market Center II			WA	Portland-Vancouver-Beaverton	2005	77,478	77,478	89.9%	89.9%			—	—	LA Fitness	$18.03
Overlake Fashion Plaza	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1987	80,555	20,098	100.0%	100.0%			230,300	—	(Sears)	$21.86
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	1989	102,899	102,899	96.4%	96.4%			—	40,982	Quality Foods	$19.04
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	1992	101,289	101,289	100.0%	100.0%			55,000	55,000	(Safeway)	$22.82
Southcenter			WA	Seattle-Tacoma-Bellevue	1990	58,282	58,282	88.4%	88.4%			111,900	—	(Target)	$33.03
Thomas Lake			WA	Seattle-Tacoma-Bellevue	1998	103,872	103,872	96.1%	96.1%			—	50,065	Albertsons	$14.63

			WA			1,038,514	589,714	97.1%	95.9%	97.7%	96.8%	397,200	273,155

Racine Centre Shopping Center	JV-M2	24.95%	WI	Racine	1988	135,827	33,889	98.2%	98.2%			—	50,979	Piggly Wiggly	$7.39
Whitnall Square Shopping Center	JV-M2	24.95%	WI	Milwaukee-Waukesha-West Allis	1989	133,301	33,259	97.2%	97.2%			—	69,090	Pick ‘N’ Save	$7.54

			WI			269,128	67,147	97.7%	97.7%	97.7%	97.7%	—	120,069

Regency Centers Total						46,267,519	29,444,233	91.8%	90.7%	93.3%	93.0%	8,415,358	17,895,487

(1)	Major Tenants are the grocer anchor and any tenant over 40,000 square feet. Tenants in parenthesis own their own GLA.
(2)	Average Base Rent/Sq. Ft. does not include ground leases.

JV-C: Co-investment Partnership with Oregon

JV-C2: Co-investment Partnership with Oregon

JV-CCV: Co-investment Partnership with Oregon

JV-RC: Co-investment Partnership with CalSTRS

JV-M: Co-investment Partnership with Macquarie

JV-M2: Co-investment Partnership with Macquarie

JV-M3: Co-investment Partnership with Macquarie

JV-RRP: Regency Retail Partners (open-end fund)

JV-D: Co-investment Partnership with Macquarie and DESCO

JV-O: Other, single property Co-investment Partnerships

Properties managed by Regency, but not owned

Lynnhaven	FL	Panama City-Lynn Haven	63,871
Pebblebrook Plaza	FL	Naples-Marco Island	76,767
Northlake Promenade	GA	Atlanta-Sandy Springs-Marietta	25,394
Orchard Square	GA	Atlanta-Sandy Springs-Marietta	93,222
Powers Ferry Kroger	GA	Atlanta-Sandy Springs-Marietta	45,528
Franklin Square	KY	Frankfort	203,317
Regency Milford Center	OH	Cincinnati-Middletown	108,923
Cherry Park Market	OR	Portland-Vancouver-Beaverton	113,518

Total square footage managed by Regency, but not owned			730,540

Significant Tenant Rents – Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

June 30, 2009

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Kroger	2,476,841	8.62%	$23,526,157	5.44%	47	9
Publix	1,942,453	6.76%	17,931,069	4.15%	55	18
Safeway	1,640,872	5.71%	15,901,107	3.68%	56	31
Supervalu	950,472	3.31%	11,042,550	2.55%	31	17
CVS	459,135	1.60%	6,889,958	1.59%	50	23
Blockbuster Video	290,621	1.01%	6,181,228	1.43%	73	26
TJX Companies	421,255	1.47%	4,267,302	0.99%	25	13
Ross Dress For Less	241,474	0.84%	3,932,588	0.91%	16	10
Sports Authority	179,745	0.63%	3,746,372	0.87%	5	1
Wells Fargo Bank	66,777	0.23%	3,664,335	0.85%	51	27
Starbucks	102,916	0.36%	3,493,805	0.81%	91	36
PETCO	176,951	0.62%	3,303,183	0.76%	22	12
Sears Holdings	435,225	1.51%	3,296,350	0.76%	14	8
Walgreens	189,948	0.66%	2,966,359	0.69%	18	6
Rite Aid	205,825	0.72%	2,922,658	0.68%	25	13
Schnucks	309,522	1.08%	2,695,784	0.62%	31	31
Bank of America	68,836	0.24%	2,677,502	0.62%	32	14
Subway	90,184	0.31%	2,584,794	0.60%	109	51
Hallmark	144,459	0.50%	2,533,416	0.59%	52	26
H.E.B.	210,413	0.73%	2,499,163	0.58%	4	2
JPMorgan Chase Bank	62,981	0.22%	2,402,129	0.56%	25	7
The UPS Store	93,248	0.32%	2,364,543	0.55%	98	42
Harris Teeter	182,108	0.63%	2,315,621	0.54%	7	4
Best Buy	113,280	0.39%	2,310,476	0.53%	7	4
Michael’s	190,496	0.66%	2,284,054	0.53%	12	4
PetSmart	149,326	0.52%	2,276,767	0.53%	11	6
Whole Foods	104,529	0.36%	2,239,860	0.52%	4	2
Staples	147,312	0.51%	2,224,514	0.51%	12	6
Home Depot	135,546	0.47%	2,214,291	0.51%	4	1
Target	268,864	0.94%	2,186,323	0.51%	3	1
Ahold	191,645	0.67%	2,166,951	0.50%	10	8

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$125,300
Kroger Total	34,450
Supervalu Total	10,625
Schnucks Total	6,560

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Target	1,949,246	21	24
Kroger	679,300	9	56
Safeway	314,000	6	62
Sears Holdings	57,435	1	15
Supervalu	72,514	3	34
Publix	62,771	1	56

	3,135,266

(1)	GLA includes only Regency’s pro-rata share of GLA in unconsolidated co-investment partnerships.
(2)	Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated co-investment partnerships.

Significant Tenant Rents – Wholly Owned and 100% of Co-investment Partnerships

June 30, 2009

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Safeway	2,984,785	6.59%	$30,496,081	4.53%	56	31
Kroger	2,818,345	6.23%	$25,408,646	3.77%	47	9
Publix	2,535,303	5.60%	$23,417,878	3.48%	55	18
Supervalu	1,605,782	3.55%	$17,769,171	2.64%	31	17
Schnucks	1,887,329	4.17%	$16,437,709	2.44%	31	31
CVS	718,350	1.59%	$11,064,223	1.64%	50	23
Blockbuster Video	400,258	0.88%	$8,411,924	1.25%	73	26
TJX Companies	695,007	1.54%	$7,095,552	1.05%	25	13
Ross Dress For Less	461,225	1.02%	$6,895,193	1.02%	16	10
Wells Fargo Bank	117,120	0.26%	$6,117,662	0.91%	51	27
PETCO	313,537	0.69%	$5,987,741	0.89%	22	12
Starbucks	148,349	0.33%	$5,040,115	0.75%	91	36
Ahold	472,690	1.04%	$4,765,993	0.71%	10	8
Sears Holdings	596,196	1.32%	$4,711,038	0.70%	14	8
Rite Aid	354,008	0.78%	$4,694,113	0.70%	25	13
Bank of America	97,463	0.22%	$4,169,225	0.62%	32	14
Sports Authority	207,979	0.46%	$4,097,890	0.61%	5	1
Subway	144,271	0.32%	$4,055,462	0.60%	109	51
Hallmark	237,297	0.52%	$3,984,420	0.59%	52	26
24 Hour Fitness	198,706	0.44%	$3,940,020	0.58%	6	4
Walgreens	249,996	0.55%	$3,925,042	0.58%	18	6
Target	355,430	0.79%	$3,917,636	0.58%	3	1
Harris Teeter	315,760	0.70%	$3,884,755	0.58%	7	4
H.E.B.	310,607	0.69%	$3,874,163	0.57%	4	2
PetSmart	248,696	0.55%	$3,680,315	0.55%	11	6
Staples	249,021	0.55%	$3,531,887	0.52%	12	6
Whole Foods	156,644	0.35%	$3,516,300	0.52%	4	2
The UPS Store	139,908	0.31%	$3,514,678	0.52%	98	42
Best Buy	170,259	0.38%	$3,494,338	0.52%	7	4

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$332,000
Kroger Total	44,200
Supervalu Total	42,500
Schnucks Total	40,000

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Target	2,790,406	21	24
Kroger	727,332	9	56
Safeway	314,000	6	62
Sears Holdings	230,200	1	15
Supervalu	101,721	3	34
Publix	62,771	1	56
	4,226,430

(1)	GLA includes 100% of the GLA in unconsolidated co-investment partnerships.
(2)	Total Annualized Base Rent includes 100% of the base rent in unconsolidated co-investment partnerships.

Tenant Lease Expirations

June 30, 2009

All Tenants
	Regency’s Pro-Rata Share					Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	388,908	1.5%	$7,046,523	1.6%	$18.12	652,680	1.6%	$11,673,666	1.7%
2009	1,242,950	4.9%	24,178,808	5.6%	19.45	2,093,850	5.1%	39,047,056	5.8%
2010	2,463,164	9.7%	46,726,513	10.8%	18.97	3,963,477	9.7%	72,896,957	10.8%
2011	2,906,822	11.4%	51,959,524	12.0%	17.88	4,313,233	10.5%	78,783,663	11.7%
2012	3,250,060	12.8%	60,132,555	13.9%	18.50	5,008,599	12.2%	91,654,680	13.6%
2013	2,518,151	9.9%	48,931,497	11.3%	19.43	4,314,519	10.5%	76,507,430	11.4%
2014	1,547,412	6.1%	28,536,401	6.6%	18.44	2,425,492	5.9%	44,327,169	6.6%
2015	686,289	2.7%	11,638,859	2.7%	16.96	1,335,074	3.3%	22,469,020	3.3%
2016	694,383	2.7%	12,067,158	2.8%	17.38	1,591,856	3.9%	24,485,739	3.6%
2017	1,237,932	4.9%	21,709,313	5.0%	17.54	2,098,312	5.1%	34,987,253	5.2%
2018	1,272,557	5.0%	20,088,005	4.6%	15.79	1,881,365	4.6%	29,308,668	4.3%

10 Year Total	18,208,627	71.5%	333,015,156	77.0%	18.29	29,678,457	72.5%	526,141,300	78.1%

Thereafter	7,256,010	28.5%	99,565,997	23.0%	13.72	11,245,938	27.5%	147,709,516	21.9%

	25,464,636	100.0%	$432,581,153	100.0%	$16.99	40,924,395	100.0%	$673,850,816	100.0%

Anchor Tenants(3)
	Regency’s Pro-Rata Share					Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	53,714	0.4%	$442,891	0.3%	$8.25	117,500	0.5%	$1,492,240	0.6%
2009	318,576	2.3%	3,433,698	2.4%	10.78	649,527	2.9%	7,690,585	3.2%
2010	635,281	4.7%	5,161,978	3.6%	8.13	1,130,637	5.0%	9,467,603	4.0%
2011	1,028,681	7.5%	7,601,292	5.3%	7.39	1,417,704	6.2%	11,317,196	4.8%
2012	1,228,402	9.0%	11,867,234	8.2%	9.66	1,885,743	8.3%	18,082,536	7.6%
2013	794,247	5.8%	6,742,042	4.7%	8.49	1,727,715	7.6%	14,585,270	6.1%
2014	577,659	4.2%	5,022,282	3.5%	8.69	909,418	4.0%	8,423,679	3.5%
2015	406,841	3.0%	4,516,585	3.1%	11.10	833,469	3.7%	9,154,713	3.9%
2016	401,753	2.9%	4,387,910	3.0%	10.92	984,717	4.3%	10,150,939	4.3%
2017	738,317	5.4%	8,816,859	6.1%	11.94	1,444,601	6.4%	17,844,782	7.5%
2018	835,424	6.1%	9,217,910	6.4%	11.03	1,271,991	5.6%	14,101,301	5.9%

10 Year Total	7,018,895	51.4%	67,210,681	46.5%	9.58	12,373,022	54.4%	122,310,845	51.5%

Thereafter	6,636,978	48.6%	77,384,735	53.5%	11.66	10,350,734	45.6%	115,397,754	48.5%

	13,655,873	100.0%	$144,595,416	100.0%	$10.59	22,723,756	100.0%	$237,708,599	100.0%

Reflects in place leases as of June 30, 2009, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3)	Anchor tenants represent any tenant greater than 20,000 square feet.

Tenant Lease Expirations

June 30, 2009

Inline Tenants

		Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	335,194	2.8%	$6,603,632	2.3%	$19.70	535,180	2.9%	$10,181,426	2.3%
2009	924,374	7.8%	20,745,110	7.2%	22.44	1,444,323	7.9%	31,356,470	7.2%
2010	1,827,883	15.5%	41,564,535	14.4%	22.74	2,832,840	15.6%	63,429,354	14.5%
2011	1,878,140	15.9%	44,358,233	15.4%	23.62	2,895,529	15.9%	67,466,467	15.5%
2012	2,021,657	17.1%	48,265,321	16.8%	23.87	3,122,856	17.2%	73,572,144	16.9%
2013	1,723,904	14.6%	42,189,455	14.6%	24.47	2,586,804	14.2%	61,922,160	14.2%
2014	969,753	8.2%	23,514,119	8.2%	24.25	1,516,074	8.3%	35,903,489	8.2%
2015	279,447	2.4%	7,122,274	2.5%	25.49	501,605	2.8%	13,314,307	3.1%
2016	292,631	2.5%	7,679,248	2.7%	26.24	607,139	3.3%	14,334,800	3.3%
2017	499,615	4.2%	12,892,454	4.5%	25.80	653,711	3.6%	17,142,471	3.9%
2018	437,133	3.7%	10,870,095	3.8%	24.87	609,374	3.3%	15,207,367	3.5%

10 Year Total	11,189,732	94.8%	265,804,475	92.3%	23.75	17,305,435	95.1%	403,830,456	92.6%
Thereafter	619,032	5.2%	22,181,263	7.7%	35.83	895,204	4.9%	32,311,761	7.4%

	11,808,764	100.0%	$287,985,737	100.0%	$24.39	18,200,639	100.0%	$436,142,217	100.0%

Reflects in place leases as of June 30, 2009, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance

June 30, 2009

	Annual Guidance			Quarterly
($000s except per share numbers)	2007A	2008A	2009E	1Q09A	2Q09A	3Q09E
FFO / Share (for actuals please see related press release)			$2.39 – $2.53	$0.78	$0.24	$.67 – $.72

Operating Portfolio – Wholly owned and Regency’s pro-rata share of co-investment partnerships
Occupancy at period end	95.0%	93.8%	90.0% – 92.0%	93.3%	93.0%
Same store growth	3.0%	2.6%	(9.0)% – (5.0)%	-2.0%	-10.6%
Rental rate growth	13.0%	10.6%	(4.0)% – 0.0%	0.9%	-3.8%

Percentage Rent – Consolidated Only	$4,678	$4,260	$3,000 – $4,000	$700	$307

Recovery Rate – Consolidated Only – All Properties	78.5%	79.4%	72% – 74%	76.9%	70.9%
Operating Portfolio only excluding development	81.0%	83.0%	76% – 78%	80.0%	76.9%

Investment Activity
Acquisitions – consolidated	$105,984	$0	$0	$0	$0
Cap rate	6.0%	0.0%	0.0%	0.0%	0.0%
JV Acquisitions – 3rd Party (gross $)	$507,850	$121,775	$17,900 – $150,000	$0	$0
Cap rate	6.4%	6.5%	9.0% – 9.5%	0.0%	0.0%
REG % ownership	17%	20%	20%	0%	0%
JV Acquisitions – REG contributions (gross $)	$126,375	$157,894	$0 – $125,000	$0	$0
Cap rate	6.2%	7.0%	8.5% – 9.0%	0.0%	0.0%
REG % ownership	20%	20%	20%	0%	0%
Dispositions – op. properties (REG Pro-Rata)	$82,110	$64,313	$50,000 – $150,000	$8,825	$0
Cap rate (average)	7.2%	7.9%	8.75% – 9.0%	7.5%	0.0%
Development starts	$378,831	$176,891	$14,000 – $32,000	$0	$0
Development stabilizations – net costs	$326,555	$102,888	$88,589 – $95,500	$32,525	$56,064
NOI yield on stabilizations (net dev costs)	9.0%	10.3%	7.6% – 8.0%	8.6%	7.5%
Development stabilizations – total costs after outparcel allocation	$352,784	$111,250	$95,805 – $103,500	$35,163	$60,643
NOI yield on costs after outparcel allocation	8.3%	9.5%	7.1% – 7.3%	7.9%	6.9%
Transaction profits net of taxes and dead deal costs *	$57,927	$42,411	$23,500 – $26,500	$4,059	-$130
Minority share of transaction profits	$0	$0	$0	$0	$0
Third party fees and commissions	$33,064	$36,332	$26,000 – $30,000	$7,757	$6,898

* 2007A includes $4.4 MM for our 50% share of the sale of Shops of San Marco, accounted for as an unconsolidated development; 2008A includes $19.7 million of promote income. 2009E includes $12 million of promote income.

Financing Assumptions
Debt / total assets before depreciation including pro-rata share of JVs	48.9%	50.0%	< 50%	51.2%

Net Asset Valuation Guidance				1Q09	2Q09
Expansion land and outparcels available
— estimated market value				$35,595	$57,416
NOI from CIP properties				$6,933	$5,812
NOI from leases signed but not yet rent-paying in operating properties (including stabilized developments)				$1,471	$1,046
Straight-line rent receivable				$37,068	$38,202

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO Guidance to Net Income

June 30, 2009

All numbers are per share except weighted average shares

Funds From Operations Guidance:	Three Months Ended September 30, 2009		Full Year 2009
Net income attributable to common stockholders	$0.22	0.27	$0.52	0.66
Add (less):
Depreciation expense and amortization	0.45	0.45	1.90	1.90
Loss (gain) on sale of operating properties	—	—	(0.03)	(0.03)

Funds From Operations	$0.67	0.72	$2.39	2.53

Weighted average shares (000’s)	80,180		77,042

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net income attributable to common stockholders (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization and gains and losses from sales of operating properties (excluding gains and losses from the sale of development properties or land), (2) after adjustment for unconsolidated partnerships and joint ventures computed on the same basis as item 1 and (3) excluding items classified by GAAP as extraordinary.